[Translation]	[MHM March 30, 2012]

SECURITIES REGISTRATION STATEMENT

(for NAV Sale)

PUTNAM GLOBAL INCOME TRUST

SECURITIES REGISTRATION STATEMENT

To: Director of Kanto Local Finance Bureau

Filing Date: March 30, 2012

Name of the Registrant Fund:	PUTNAM GLOBAL INCOME TRUST
Name and Official Title of
Representative of Trust:	Jonathan S. Horwitz
Executive Vice President, Treasurer, Principal
Executive Officer and Compliance Liaison

Address of Principal Office:	One Post Office Square
Boston, Massachusetts 02109
U.S.A.

Name and Title of Registration Agent:	Harume Nakano
Attorney-at-Law

Ken Miura
Attorney-at-Law

Address or Place of Business:	Marunouchi Park Building,
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo

Name of Liaison Contact:	Harume Nakano
Ken Miura
Attorneys-at-Law

Place of Liaison Contact:	Mori Hamada & Matsumoto
Marunouchi Park Building,
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo

Phone Number:	03-6212-8316

- ii -

Name of the Fund Making Public	PUTNAM GLOBAL INCOME TRUST
Offering or Sale of Foreign
Investment Fund Securities:

Aggregate Amount of	Up to 1,246million U.S. dollars
Foreign Investment Fund Securities	(approximately ¥95.2billion)
to be Publicly Offered or Sold:

Note: U.S.$ amount is translated into Japanese Yen at the rate of U.S.$l.00= ¥76.38,the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi UFJ, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on January 31, 2012.

Places where a copy of this Securities Registration
Statement is available for Public Inspection

Not applicable.

4

PART I. INFORMATION CONCERNING SECURITIES

1.	NAME OF FUND:	PUTNAM GLOBAL INCOME TRUST
(hereinafter referred to as the “Fund”)

2.	NATURE OF FOREIGN	Six classes of shares (Class A shares,
	INVESTMENT FUND SECU-	Class B shares, Class C shares, Class M
	RITIES CERTIFICATES:	shares, Class R shares and Class Y shares)
Registered shares without par value
In Japan, only Class M Shares (hereinafter
referred to as the “Shares”) are available for
public offering. As to the Shares, there are no
credit ratings which have been provided or made
available for inspection by any credit-rating firm
due to the request from the issuer of the Fund, or
which are to be provided or made available for
inspection by any credit-rating firm due to the
request from the issuer of the Fund. The Shares
are an additional offering type.

3.	TOTAL AMOUNT OF	Up to 1,246million U.S. dollars
	OFFERING PRICE:	(approximately ¥95.2 billion)

Note 1: Dollar amount is translated for convenience at the rate of $1.00=¥76.38 (the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi UFJ, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on January 31, 2012). The same applies hereinafter.

Note 2: In this document, money amounts and percentages ending in the numeral 5 or higher have been rounded up to 10 and otherwise rounded down. Therefore, there are cases in which the amount for the "total” column is not equal to the actual aggregate amount. Also, conversion into other currencies is done by simply multiplying the corresponding amount by the conversion rate specified and rounding the resulting number up to 10 if the amount ends in the numeral 5 or higher and otherwise rounding down when necessary. As a result, in this document, there are cases in which Japanese yen figures for the same information differ from each other.

5

4.	ISSUE PRICE:	The Net Asset Value per Share next calculated
on a Fund Business Day after the application for
purchase is received by the Fund. Investors can
inquire of Mitsubishi UFJ Morgan Stanley
Securities Co., Ltd. at the address described in
Section 8 below about the issue price.

Note: A “Fund Business Day” means a day on which the New York Stock Exchange is open for business.

5.	SALES CHARGE:	The “public offering price” means the amount
calculated by dividing the Net Asset Value by
(1-0.0325) and rounding to two decimal places.
The sales charge in Japan is 3.15% (3% before
consumption tax) of the amount obtained by
deduction of the amount equivalent to 3% of the
public offering price from such price (hereinafter
referred to as the “Sales Price”). Any amount
(understood to be 0.25% of net asset value),
which is over the net asset value, of the Sales
Price shall be retained by Putnam Retail
Management Limited Partnership (hereinafter
referred to as “Putnam Retail Management”), the
Principal Underwriter of the Fund.

6.	MINIMUM AMOUNT OR	The minimum amount for purchase of
	NUMBER OF SHARES	Shares is 300 shares, in integral
	FOR SUBSCRIPTION:	multiples of 100 shares, for the initial
subscription and 100 Shares, in integral multiples
of 100 Shares, for any subsequent subscription.
Provided, however, even in the case of the
subsequent subscription, a Shareholder is
required to hold 300 Shares or more after the
subscription.

6

7.	PERIOD OF SUBSCRIPTION:	From: April 2, 2012 (Monday)
To: March 29, 2013 (Friday)
Provided that the subscription is handled only on
a Fund Business Day and a business day when
financial instruments companies are open for
business in Japan.

7

8.	PLACE OF SUBSCRIPTION:	Mitsubishi UFJ Morgan Stanley
Securities Co., Ltd. (hereinafter referred to as “Mitsubishi UFJ Morgan Stanley” or the
“Distributor”)
5-2, Marunouchi 2-chome, Chiyoda-ku, Tokyo

Note : The subscription is handled at the head office and the branch offices in Japan of the above-mentioned financial instruments company.

9.	DATE OF PAYMENT:	Investors shall pay the issue price and sales
charge to Mitsubishi UFJ Morgan Stanley within
four business days in Japan from the day when
Mitsubishi UFJ Morgan Stanley confirms the
execution of the order (the “Trade Day”) (see
page 65).
The total issue price for each Application Day
will be transferred by Mitsubishi UFJ Morgan
Stanley to the account of Putnam Retail
Management within three Fund Business Days
(hereinafter referred to as “Payment Date”) from
(and including) the Application Day.

10.	PLACE OF PAYMENT:	Mitsubishi UFJ Morgan Stanley

11.	MATTERS REGARDING TRANSFER AGENT: Not Applicable

12.	MISCELLANEOUS:

(A) DEPOSIT FOR SUBSCRIPTION: None

(B) OUTLINE OF UNDERWRITING, ETC.:

1 Mitsubishi UFJ Morgan Stanley undertakes to make a public offering of Shares in accordance with an agreement dated November 21, 1997 with Putnam Retail Management in connection with the sale of the Shares in Japan.

2 During the public offering period, Mitsubishi UFJ Morgan Stanley will execute or forward the purchase orders and repurchase requests of the Shares received directly or indirectly through other sales and repurchase handling companies (hereinafter collectively referred to as “Sales Handling Company”) to the Fund.

3 The Fund has appointed Mitsubishi UFJ Morgan Stanley as the Agent Company in Japan.

8

Note: “The Agent Company” shall mean a financial instruments company which, under a contract made with a foreign issuer of investment securities, makes public the net asset value per Share and submits or forwards the financial reports or other documents to the Japan Securities Dealers Association (“JSDA”) and a Sales Handling Company rendering such other services.

(C) METHOD OF SUBSCRIPTION:

Investors who subscribe to Shares shall enter into an agreement concerning transactions of foreign securities with the Distributor or a Sales Handling Company. A Sales Handling Company shall provide to the investors a Contract Concerning a Foreign Securities Transactions Account and other prescribed agreements (hereinafter referred to as “Account Contract”) and the investors shall submit to the Distributor or the Sales Handling Company an application for requesting the opening of a transactions account under the Account Contract. The subscription amount shall be paid in yen and the yen exchange rate shall be the exchange rate which shall be based on the foreign exchange rate quoted in the Tokyo Foreign Exchange Market on the Trade Day of each subscription and which shall be determined by such Distributor or Sales Handling Company.

The subscription amount shall be paid in dollars to the account of Putnam Retail Management for the Fund by Mitsubishi UFJ Morgan Stanley on the Payment Date.

(D) PERFORMANCE INFORMATION

The performance information below gives some indication of the risks associated with an investment in the Fund by showing the Fund’s performance year to year and over time. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results.

9

Best calendar quarter Q2 09 16.92%

Worst calendar quarter Q4 08 -10.03%

Average Annual Total Returns After Sales Charges (for periods ending 12/31/11)

	Past 1 year	Past 5 years	Past 10 years

Class M shares before taxes	-1.11%	6.72%	7.33%

Barclays Capital Global Aggregate Bond
Index (no deduction for fees, expenses or	5.64%	6.46%	7.16%
taxes)

(E) COSTS ASSOCIATED WITH AN INVESTOR’S INVESTMENT

Maximum sales charges (paid directly from an investor’s investment).

The following table describes the fees and expenses an investor may pay if the investor buys and holds shares of the Fund. An investor may qualify for sales charge discounts if the investor and the investor’s family invest, or agree to invest in the future, at least $100,000 in class A shares (not available in Japan) or $50,000 in class M shares of Putnam funds.

Shareholder Fees (fees paid directly from an investor’s investment)

Class M Shares

Maximum Sales Charge (Load) Imposed on Purchases	3.25%
(as a percentage of the offering price)

Maximum Deferred Sales Charge (Load)	0.40*
(as a percentage of the original purchase price or redemption proceeds, whichever is lower)

* Applies only to certain redemptions of shares bought with no initial sales charge outside of Japan.

10

Annual fund operating expenses (expenses an investor pays each year as a percentage of the value of the investor’s investment)

Total
		Distribution		annual fund
	Management	and service	Other	operating
	fees	(12b-1) fees	expenses	expenses

Class M shares	0.55%	0.50%	0.33%	1.38%

(F) Example

The following hypothetical example is intended to help investors compare the cost of investing in the Fund with the cost of investing in other funds. It assumes that investors invest $10,000 in the Fund for the time periods indicated and then hold or redeem all their shares at the end of those periods. It assumes a 5% return on an investor’s investment each year and that the Fund’s operating expenses remain the same. An investor’s actual costs may be higher or lower.

	1 year	3 years	5 years	10 years

Class M shares	$461	$748	$1,056	$1,929

(G) Portfolio turnover

The Fund pays transaction-related costs when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect Fund performance. The Fund’s turnover rate in the most recent fiscal year was 116%.

(H) Offerings other than in Japan:

Shares are simultaneously offered in the United States of America.

11

PART II. INFORMATION ON THE FUND

I. DESCRIPTION OF THE FUND

1. NATURE OF THE FUND

(A) Objectives and Basic Nature of the Fund:

NAME OF THE FUND

Putnam Global Income Trust (the “Fund”)

GOAL

The Fund seeks high current income. Preservation of capital and long-term total return are secondary objectives, but only to the extent consistent with the objective of seeking high current income.

MAIN INVESTMENT STRATEGIES - NON-U.S. AND U.S. BONDS

The Fund invests mainly in bonds and securitized debt instruments (such as mortgage-backed investments) that are obligations of companies and governments worldwide; that are investment-grade in quality; and that have intermediate- to long-term maturities (three years or longer). The Fund may also invest in bonds that are below investment-grade in quality (sometimes referred to as “junk bonds”). Putnam Management, LLC, may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The Fund may also use derivatives, such as futures, options, certain non-U.S. currency transactions and swap contracts, for both hedging and non-hedging purposes.

LIMITATION TO THE AMOUNT OF THE TRUST MONEY

No limitation is set to the amount of the trust money.

(B) History of the Fund:

June 30, 1986:	Organization of the Fund as a Massachusetts business
trust. Adoption of the Agreement and Declaration of
Trust.
February 24, 1987:	Adoption of the Amended and Restated Agreement and
Declaration of Trust.
December 3, 1993:	Adoption of the Amended and Restated Agreement and
Declaration of Trust
May 13, 2002:	Adoption of the Amended and Restated Agreement and
Declaration of Trust

(C) Structure of the Fund:

(1) Affiliated Companies of the Fund:

12

Names of the affiliated companies of the Fund and their roles in the operation of the Fund are as follows:

a. Putnam Investment Management, LLC (the “Investment Management Company”) renders investment management services to the Fund.

b. Putnam Investments Limited (the “Sub-Investment Management Company”) manages a separate portion of the assets of the Fund as determined by the Investment Management Company from time to time. Subject to the supervision of the Investment Management Company, the Sub-Investment Management Company is responsible for making investment decisions for the portion of the assets of the Fund that it manages.

c. Putnam Investor Services, Inc. (the “Investor Servicing Agent”) acts as Investor Servicing Agent.

d. State Street Bank and Trust Company (the “Custodian” or “Sub-Accounting Agent”) acts as Custodian and Sub-Accounting Agent.

e. Putnam Retail Management Limited Partnership (the “Principal Underwriter”) engages in providing marketing services to the Fund.

f. Mitsubishi UFJ Morgan Stanley Securities Co., Ltd. (the “Distributor in Japan” or “Agent Company”) engages in forwarding the purchase or repurchase orders for the Shares in Japan and also acts as the agent company.

13

14

(2) Outline of Agreements concluded between related parties of the Fund

Role in Operation	Related Party	Agreement	Outline
of Fund

Investment	Putnam Investment	Management	An agreement dated January 1, 2010
Management	Management, LLC	Contract (Note 1)	relating to Investment Management
Company			Company’s acting as investment
manager of the Fund and as investment
adviser concerning the Fund’s assets

Sub-Investment	Putnam Investments	Sub-Management	An agreement dated May 15, 2008
Management	Limited	Contract	relating to Sub-Investment Management
Company		(Note 2)	Company’s acting as sub-investment
manager for a portion of the Fund’s
assets.

Investor Servicing	Putnam Investor	Amended and	An agreement dated January 1, 2009,
Agent	Services, Inc.	Restated Investor	relating to Investor Servicing Agent’s
		Servicing Agreement	acting as investor servicing agent
(Note 3)

Custodian and	State Street Bank and	Master Custodian	An agreement dated January 1, 2007,
Sub-Accounting	Trust Company	Agreement (Note 4)	relating to Custodian’s acting as
Agent			custodian of the Fund’s assets.

		Master	An agreement dated January 1, 2007,
		Sub-Accounting	relating to Sub-Accounting Agent’s
		Services Agreement	acting as accounting services agent of
		(Note 5)	the Fund.

Principal	Putnam Retail	Distribution	An agreement dated August 3, 2007,
Underwriter	Management Limited	Agreement	relating to Distribution plan of Class M
	Partnership		shares

Agent Company	Mitsubishi UFJ Morgan	Agent Securities	An agreement dated November 5, 1997,
	Stanley Securities Co.,	Company Agreement	relating to Agent Company’s rendering
	Ltd.	(Note 6)	of service as agent company in Japan

Distributor in	Mitsubishi UFJ Morgan	Japan Dealer Sales	An agreement dated November 21,
Japan	Stanley Securities Co.,	Agreement (Note 7)	1997, relating to Distributor’s sale of
	Ltd.		shares of the Fund in Japan

(Note 1) Management Contract is an agreement by which Investment Management Company agrees to provide investment management services to the Fund and investment advisory services of Fund’s assets.

(Note 2) Sub-Management Contract is an agreement by which Sub-Investment Management Company agrees to provide investment advisory services for a portion of the Fund’s assets as determined from time to time by Investment Management Company.

(Note 3) Amended and Restated Investor Servicing Agreement is an agreement by which the Investor Servicing Agent agrees to provide investor servicing agent functions to the Fund.

(Note 4) Master Custodian Agreement is an agreement by which Custodian agrees to provide custody services of Fund’s assets.

(Note 5) Master Sub-Accounting Services Agreement is an agreement under which Investment Management Company has delegated to Custodian responsibility for providing certain administrative, pricing, and bookkeeping services for the Fund.

(Note 6) Agent Securities Company Agreement is an agreement by which Agent Company, appointed by Fund, agrees to distribute prospectuses relating to Shares, to make public the daily net asset value per Share and to distribute management reports and other documents required to

15

be prepared in accordance with the applicable laws and regulations of Japan and/or the Rules of the Japan Securities Dealers Association, etc.

(Note 7) Japan Dealer Sales Agreement is an agreement by which Distributor in Japan agrees to sell Shares delivered by Principal Underwriter for the purpose of public offering in Japan in accordance with the provisions of the applicable laws and regulations of Japan and the prospectus in Japan.

(3) Outline of the Fund

1. Fund

a. Law of Place of Incorporation

The Fund is a Massachusetts business trust organized in Massachusetts, U.S.A. on June 30, 1986.

Chapter 182 of the Massachusetts General Laws prescribes the fundamental matters in regard to the operations of certain business trusts constituting voluntary associations under that chapter.

The Fund is an open-end, non-diversified investment management company under the Investment Company Act of 1940, as amended (the “1940 Act”).

b. Purpose of the Fund

The purpose of the Fund is to provide investors with a managed investment primarily in securities, debt instruments and other instruments and rights of a financial character.

c. History of the Fund

June 30, 1986:	Organization of the Fund as a Massachusetts business
trust. Adoption of the Agreement and Declaration of
Trust.
February 24, 1987:	Adoption of the Amended and Restated Agreement and
Declaration of Trust.
December 3, 1993:	Adoption of the Amended and Restated Agreement and
Declaration of Trust.
May 13, 2002:	Adoption of the Amended and Restated Agreement and
Declaration of Trust. Prior to May 13, 2002 the Fund
was known as Putnam Global Governmental Income
Trust.

d. Amount of Capital Stock

Not applicable.

e. Information Concerning Major Shareholders

Not applicable.

16

2. Putnam Investment Management, LLC (the “Investment Management Company”)

a. Law of Place of Incorporation

The Investment Management Company is a limited liability company organized under the law of the State of Delaware on November 29, 2000. Its investment advisory business is regulated under the Investment Advisers Act of 1940.

Under the Investment Advisers Act of 1940, an investment adviser means, with certain exceptions, any person who, for compensation, engages in the business of advising others, either directly or through publications or writings, as to the value of securities or as to the advisability of investing in, purchasing or selling securities, or who, for compensation and as part of a regular business, issues or promulgates analyses or reports concerning securities. Investment advisers under the Investment Advisers Act of 1940 generally may not conduct their business unless they are registered with the United States Securities and Exchange Commission (the “SEC”).

b. Purpose of the Company

The Investment Management Company’s primary business is investment management, which includes the buying, selling, exchanging and trading of securities of all descriptions on behalf of mutual funds in any part of the world.

c. History of the Company

The Investment Management Company is one of America's oldest and largest money management firms. The Investment Management Company’s staff of experienced portfolio managers and research analysts selects securities and constantly supervises the Fund's portfolio. By pooling an investor's money with that of other investors, a greater variety of securities can be purchased than would be the case individually; the resulting diversification helps reduce investment risk. The Investment Management Company has been managing mutual funds since 1937. Today, the Investment Management Company serves as the investment management company for the funds in the Putnam family, with approximately $61.6 billion in aggregate net asset value in nearly 5 million shareholder accounts as of January 31, 2012. An affiliate of the Investment Management Company, The Putnam Advisory Company, LLC, manages domestic and foreign institutional accounts and mutual funds. Another affiliate of the Investment Management Company, Putnam Investments Limited, provides a full range of international investment advisory services to institutional and retail clients. Another affiliate, Putnam Investor Services, Inc. provides shareholder services to the Putnam Funds.

17

Total assets under management of Putnam entities, including assets managed for mutual funds and other clients, are over $121 billion as of the end of January 2012.

The Investment Management Company, Principal Underwriter, Sub-Investment Management Company and Investor Servicing Agent are indirect subsidiaries of Putnam Investments, LLC, which is located at One Post Office Square, Boston, Massachusetts 02109 and is an indirect subsidiary of Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation, a global company with interests in the financial services industry, is a subsidiary of Power Corporation of Canada, a financial, industrial, and communications holding company, of which the Honorable Paul Desmarais, Sr., through a group of private holding companies which he controls, has voting control.

d. Amount of Capital Stock

1. Amount of Member’s Equity (as of the end of January, 2012: $141,392,562*(approximately JPY 10.8 billion)

2. Record of Amount of Member’s Equity (for the latest 5 years):

Year	Member’s Equity
End of 2007	$116,796,876
End of 2008	$58,526,939
End of 2009	$69,079,977
End of 2010	$82,851,104
End of 2011	$142,919,162*

*Unaudited

e. Information Concerning Major Stockholders

As of January 31, 2012 all the outstanding interests in the Investment Management Company were owned by Putnam Investments, LLC.

(D) Outline of Laws Regulating the Fund in the Jurisdiction Where Established:

(1) Formation of the Fund

Putnam Global Income Trust is a Massachusetts business trust organized on June 30, 1986. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of The Commonwealth of Massachusetts.

The Fund is an open-end, non-diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing

18

separate investment portfolios. Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The Fund’s shares are not currently divided into series. Only the Fund’s class M shares are currently offered in Japan. The Fund also offers in the United States of America other classes of shares with different sales charges and expenses. Because of these different sales charges and expenses, the investment performance of the classes will vary.

Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Fund were liquidated, would receive the net assets of the Fund. The Fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust. If a shareholder owns fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may redeem the shareholder’s shares without the shareholder’s permission and send the shareholder the proceeds after providing the recordholder of these Fund shares with at least 60 days’ notice to obtain the minimum. To the extent permitted by applicable law, the Fund may also redeem shares if a shareholder owns more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

The Putnam Funds’ Board of Trustees oversees the general conduct of the Fund’s business and represents the interests of the Putnam fund shareholders. At least 75% of the Putnam Funds’ Board of Trustees are independent, which means they are not officers of the Fund or affiliated with the Investment Management Company.

(2) Governing Laws

The Fund was created under, and is subject to, the laws of the Commonwealth of Massachusetts. The sale of the Fund’s shares is subject to, among other things, the Securities Act of 1933, as amended, and certain state securities laws. The Fund has elected and intends to qualify each year to be taxed as a regulated investment company under the United States Internal Revenue Code of 1986, as amended (the “Code”).

The following is a broad outline of certain of the principal statutes regulating the operations of the Fund in the U.S.:

a. Massachusetts General Laws, Chapter 182 - Voluntary Associations and Certain Trusts

Chapter 182 provides in part as follows:

19

A copy of the Declaration of Trust must be filed with the Secretary of The Commonwealth of Massachusetts and with the Clerk of the City of Boston. Any amendment of the Declaration of Trust must be filed with the Secretary and the Clerk within thirty days after the adoption of such amendment.

A trust must annually file with the Secretary of The Commonwealth on or before June 1 a report providing the name of the trust, its address, number of shares outstanding and the names and addresses of its trustees.

Penalties may be assessed against the trust for failure to comply with certain of the provisions of Chapter 182.

b. Investment Company Act of 1940

The Investment Company Act of 1940, as amended (the “1940 Act”), in general, requires investment companies to register as such with the SEC, and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.

c. Securities Act of 1933

The Securities Act of 1933, as amended (the “1933 Act”), regulates many sales of securities. The 1933 Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

d. Securities Exchange Act of 1934

The Securities Exchange Act of 1934, as amended (the “1934 Act”), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.

e. The Internal Revenue Code of 1986

The Fund has elected and intends to qualify as a “regulated investment company” under Subchapter M of the Code for U.S. federal income tax purposes and to meet all other requirements necessary for it to be relieved of U.S. federal income taxes on income and gains distributed in a timely manner to its shareholders in the form of dividends.

f. Other laws

The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as, for example, various state laws regarding the sale of the Fund’s shares.

(E) Outline of Disclosure System:

20

(1) Disclosure in U.S.A.:

a. Disclosure to shareholders

In accordance with the 1940 Act, the Fund is required to send to its shareholders annual and semi-annual reports containing financial information.

b. Disclosure to the SEC

The Fund has filed a registration statement with the SEC on Form N-1A; the Fund updates that registration statement annually in accordance with the 1940 Act.

(2) Disclosure in Japan:

a. Disclosure to the Supervisory Authority:

(i) Disclosure Required under the Financial Instruments and Exchange Law:

When the Fund intends to offer the shares amounting to more than 100 million yen in Japan, it shall submit to the Director of Kanto Local Finance Bureau of Ministry of Finance of Japan securities registration statements. The said documents are made available for public inspection for investors and any other persons who desire on the electronic disclosure system concerning the disclosure documents of the Annual Securities Report, etc. under the Financial Instruments and Exchange Law of Japan (EDINET), etc.

The Distributor or the Sales Handling Company in Japan of the shares shall deliver to the investors “Mandatory Prospectuses” (Kofu-Mokuromisho in Japanese), which should be delivered to the investors before or at the same time as their application for subscription in accordance with the stipulation of the Financial Instruments and Exchange Law. Moreover, the Distributor or the Sales Handling Companies of the shares shall deliver to the investors “Prospectuses on Request” (Seikyu-Mokuromisho in Japanese), which should be delivered to the investors, if they request them, in accordance with the stipulation of the Financial Instruments and Exchange Law. For the purpose of disclosure of the financial conditions, etc., the Fund shall submit to the Director of Kanto Local Finance Bureau of Ministry of Finance of Japan annual securities reports within 6 months of the end of each fiscal year, semi-annual reports within 3 months of the end of each semi-annual period and extraordinary reports from time to time when changes occur as to material

21

subjects of the Fund. These documents are available for public inspection for the investors and any other persons who desire on EDINET, etc.

(ii) Disclosure Required under the Law Concerning Investment Trust Fund and Investment Company:

When the Fund handles offering or selling of Fund Shares in Japan, the Fund must file with the Commissioner of the Financial Services Agency of Japan a prior notification concerning certain matters of the Fund in accordance with the Law Concerning Investment Trust Fund and Investment Company (as amended, the “Investment Fund Law”). Also, when the Investment Management Company makes changes to the Agreement and Declaration of Trust, etc., the Investment Management Company must file with the Commissioner of the Financial Services Agency of Japan a prior notification thereof, including the contents of such changes and the reasons for the changes. Further, in accordance with the Investment Fund Law, the Investment Management Company must prepare an investment management report with regard to certain matters relating to the Fund’s assets immediately after the end of each fiscal period of the Fund and must immediately file above report with the Commissioner of the Financial Services Agency.

b. Disclosure to Japanese Shareholders:

In the case where the Agreement and Declaration of Trust is to be amended and the amendment is significant, etc., the Fund shall notify in writing the shareholders known in Japan of the contents of the amendment and the reasons for the amendment, etc. before such amendment.

The Japanese Shareholders will be notified of the material facts which would change their position, including notices from the Trustees, through the Distributor or the Sales Handling Company.

The investment management report mentioned in sub-paragraph (2), a, (ii) above will be delivered to Japanese Shareholders known to the Distributor or the Sales Handling Company.

(F) Outline of the Supervisory Authorities

Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC and state regulatory agencies or authorities.

22

a. The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Fund. The 1940 Act provides the SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the Act, and otherwise to enforce the provisions of the Act.

b. State authorities typically have authority to regulate the offering and sale of securities to their residents or within their jurisdictions and the activities of brokers, dealers, or other persons directly or indirectly engaged in related activities.

2. INVESTMENT POLICY

(A) Investment Policy

This section contains greater detail on the Fund’s main investment strategies and the related risks an investor would face as a Fund shareholder. It is important to keep in mind that risk and reward generally go hand in hand; the higher the potential reward, the greater the risk. The Investment Management Company pursues the Fund's goal by investing mainly in bonds and securitized debt instruments (such as mortgage-backed investments) that are obligations of companies and governments worldwide. Under normal circumstances, the Investment Management Company invests at least 80% of the Fund’s net assets in investment-grade securities. This policy may be changed only after 60 days’ notice to recordholders of the Fund’s shares.

(B) Objects of Investment

The Fund invests mainly in bonds and securitized debt instruments (such as mortgage-backed investments) that are obligations of companies and governments worldwide; that are investment-grade in quality; and that have intermediate - to long-term maturities (three years or longer). The Fund may also invest in bonds that are below investment-grade in quality (sometimes referred to as “junk bonds”). The Investment Management Company may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The Fund may also use derivatives, such as futures, options, certain non-U.S. currency transactions and swap contracts, for both hedging and non-hedging purposes.

(C) Management Structure of the Fund:

23

Investment Management Company is ultimately managed by its managing members. The Sub-Investment Management Company is ultimately managed by its Board of Directors, which is elected by its shareholders.

Fund investors, as shareholders of a mutual fund, have certain rights and protections, including representation by a Board of Trustees. The Putnam Funds’ Board of Trustees oversees the general conduct of the Fund’s business and represents the interests of the Putnam fund shareholders. At least 75% of the members of the Putnam Funds’ Board of Trustees are independent, which means they are not officers of the Fund or affiliated with the Investment Management Company.

The Trustees periodically review the Fund’s investment performance and the quality of other services such as administration, custody, and investor services. At least annually, the Trustees review the fees paid to the Investment Management Company and its affiliates for providing or overseeing these services, as well as the overall level of the Fund’s operating expenses. In carrying out their responsibilities, the Trustees are assisted by an administrative staff, auditors and legal counsel that are selected by the Trustees and are independent of the Investment Management Company and its affiliates.

The Trustees have retained the Investment Management Company, which has managed mutual funds since 1937, to be the Fund’s investment manager, responsible for making investment decisions for the Fund and managing the Fund’s other affairs and business. The basis for the Trustees’ approval of the Fund’s management contract and the sub-management contract described below is discussed in the Fund’s annual report to shareholders dated October 31, 2011 which has been filed with the SEC.

The Investment Management Company has retained its affiliate, the Sub-Investment Management Company, to make investment decisions for such Fund assets as may be designated from time to time for its management by the Investment Management Company. The Investment Management Company (and not the Fund) will pay a quarterly sub-management fee to PIL for its services at the annual rate of 0.40% of the average aggregate net asset value of any Fund assets managed by the Sub-Investment Management Company. The Sub-Investment Management Company, which provides a full range of international investment advisory services to

24

institutional clients, is located at Cassini House, 57-59 St James’s Street, London, England, SW1A 1LD.

Pursuant to this arrangement, investment professionals who are based in non-U.S. jurisdictions may serve as portfolio managers of the Fund or provide other investment services, consistent with local regulations.

Portfolio managers. The officers of the Investment Management Company identified below are primarily responsible for the day-to-day management of the Fund’s portfolio.

Portfolio managers	Joined fund	Employer	Positions over past five years

D. William Kohli	1994	The Investment	Co-Head of Fixed Income
		Management Company	Previously, Team Leader,
		1994-Present	Portfolio Construction and Global
Strategies and Director of Global
Core Fixed Income Team

Michael J. Atkin	2007	The Investment	Portfolio Manager
		Management Company	Previously, Director of Sovereign
		1997-Present	Research and Senior Economist

Kevin Murphy	2012	The Investment	Portfolio Manager
		Management Company	Previously, Team Leader, High
		1999-Present	Grade Credit and Emerging
Markets Debt

Michael V. Salm	2007	The Investment	Co-Head of Fixed Income
		Management Company	Previously, Team Leader of
		1997-Present	Liquid Markets and Mortgage
Specialist

Raman Srivastava	2007	The Investment	Portfolio Manager
		Management Company	Previously, Team Leader of
		1999-Present	Portfolio Construction, Portfolio
Construction Specialist

(Note) The above information is as of the end of January 2012, and may change in the future.

Compensation of portfolio managers. The Investment Management Company’s goal for its products and investors is to deliver strong performance versus peers or performance ahead of the applicable benchmark, depending on the product, over a rolling 3-year period. Portfolio managers are evaluated and compensated, in part, based on their performance relative to this goal across the products they manage. In addition to their individual performance, evaluations take into account the performance of their group and a subjective component.

Each portfolio manager is assigned an industry competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance, and

25

may also reflect the performance of the Investment Management Company as a firm. Typically, performance is measured over the lesser of three years or the length of time a portfolio manager has managed a product.

Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

For this fund, the Management Company evaluates performance based on the fund's peer ranking in the Lipper Global Income Funds Category, which is based on pre-tax performance.

Ownership of securities

The dollar range of shares of the Fund owned by each portfolio manager at the end of the Fund’s last fiscal year, including investments by immediate family members and amounts invested through retirement and deferred compensation plans, was as follows:

Portfolio Managers	Dollar range of shares owned
D. William Kohli	$100,001-$500,000
Michael Atkin	$100,001-$500,000
Kevin Murphy	$0
Michael Salm	$0
Raman Srivastava	$100,001-$500,000

Structure of Fund Management:

(a) Investment Team

At the Investment Management Company, a fixed-income team of about 70 investment professionals is organized into specialized sector teams and integrated research teams with a centralized portfolio construction and risk management platform.

26

(b) Investment Process

Investment Philosophy

The Investment Management Company believes that fixed income markets are inefficient at pricing the risk of various securities, and that active management can add value to client portfolios by exploiting these inefficiencies through the disciplined and systematic application of a well-defined, robust investment process. Such a process, in the Investment Management Company’s view, is characterized by multiple sources of potential excess return, inherent risk controls, and a broad investment universe taking advantage of the entire opportunity set available. This approach is intended to ensure that the Investment Management Company’s investment process does not become overly reliant on any one particular strategy or opportunity that may only be sporadically available or effective. In addition, it provides the Investment Management Company with the flexibility to isolate what it believes are the most attractive sources of excess return in the marketplace at any given time.

The Investment Management Company’s investment philosophy is based on the following premises:

► Active Management succeeds through the identification and exploitation of market inefficiencies and in particular understanding the reasons for the inefficiencies.

► Exploiting the Full Opportunity Set - The Investment Management Company believes exploitable inefficiencies exist in all areas of the fixed income markets and it looks to take advantage of all of them. Furthermore, it believes that the greatest opportunities occur in security selection, especially in the newer or more complex market segments. The Investment Management Company believes it has a particular advantage in these areas as few active managers put the same focus on these opportunities for their sources of returns.

► Disciplined, Diverse Set of Decisions - The Investment Management Company believes identification of inefficiencies is difficult, takes discipline, and can almost never be guaranteed in an individual case. Diversification provides the Investment Management Company, in its view, with the consistency of returns where its skill is applied; a disciplined approach, it believes, will ensure that such results are repeatable.

► Dedicated Sector Specialist Teams - Understanding the dynamics of fixed income markets and individual securities is a complex, technical area with vast volumes of information. The Investment Management Company believes that opportunities are most effectively exploited by dedicated sector specialist teams, built with industry veterans possessing complementary skill sets and using next-generation analytical techniques and tools.

► Robust Research Capabilities - A broad research platform is required to exploit the opportunities available in the marketplace. The Investment Management Company’s analysis of the market is based upon fundamental, macroeconomic,

27

and quantitative research. Research is focused on developing both a top-down view of broader market performance and a bottom-up outlook for individual securities. Each strategy employed in the portfolio may depend upon a different blend of these types of research; therefore strong capabilities are required in each area.

Central to the Investment Management Company’s investment philosophy is that it uses the full opportunity set in searching for the most attractive investments from a risk/return perspective. As such, it is agnostic in its approach to investing and, it believes, not overly reliant on one source of alpha. In support of this approach, the Investment Management Company has built strong teams in global rates, structured and securitized, and credit which it believes will allow it to outperform in market environments where any specific sector is in or out of favor. The Investment Management Company believes its portfolios are constructed without embedded structural sector biases that could cause a drag on portfolio performance in any specific market environment. The Investment Management Company believes it is positioned to take advantage of whatever opportunity the market presents, and adjust its alpha sources accordingly.

Summary Investment Process

Generating alpha is where the skill of the Investment Management Company’s over 70-member Fixed Income Team is applied, and what it is compensated for. Regardless of risk/return levels, liability benchmarks, or guideline constraints, the Investment Management Company’s mission is the relentless pursuit of the broadest possible range of independent strategies.

The Investment Management Company employs a bottom-up approach to help identify and capture security specific idiosyncratic risk in the Fund. Investment strategies access all areas of the global fixed income market, including sovereign (developed and emerging), credit (investment grade, high yield, bank loans, convertible bonds, and structured credit), and securitized (MBS, ABS, CMBS, CMO). In addition to security selection and sub-sector allocation, the team employs macro strategies, including currency, country, and global term structure, as a separate uncorrelated source of excess return.

The Investment Management Company’s Sector Specialists scour these areas of the market searching for mispriced (cheap) securities. It is the cheapness of these bonds relative to their sectors that the Investment Management Company wants to capture in the Fund (i.e. the idiosyncratic risk of the security), not currency, sector, or interest rate risk. Derivatives are employed to attempt to eliminate these risks. Currency risk is hedged through currency forwards. Interest rate risk is hedged by using Treasury futures, or interest rate swap. This process is repeated on a large scale, upwards of 80-100 times, across all sectors of the market, resulting in a diversified portfolio of independent alpha sources, each with an expected excess return of 1-3 basis points.

The Investment Management Company’s dedicated Portfolio Construction group determines the optimum way to combine these alpha strategies in a systematic and objective fashion using its proprietary, global risk system (a covariance matrix of common factors and security specific risk that serve as the basis for forecasting the

28

return volatility of a set of securities). Security weights are set to the highest information ratio possible (typically at least 1.0), and are sized so that no one strategy or macro theme should dominate the risk profile of the portfolio.

Allocating risk to specific strategies is a dynamic process and a function of the types of strategies being uncovered by the Investment Management Company’s Sector Specialists. At any given time the Fund may be running upwards of 80-100 different alpha generating strategies, which are sized according to the distribution of potential returns and the Investment Management Company’s conviction in the strategy. Depending on the current market environment and the opportunities available, the mix of strategies employed in the Fund can change significantly. The Investment Management Company does not establish static or target risk allocations as part of a top-down analysis of the markets and sectors, and allocate risk to these targets. Rather, the risk budgeting process is based on bottom-up analysis of specific strategies, looking at historical volatilities and correlations in conjunction with the other strategies in the portfolio to establish active weights that reflect the Investment Management Company’s conviction in the strategy as well as an understanding of all potential risks.

The Investment Management Company’s Global Income Trust utilizes a bottom-up driven investment process that seeks to take advantage of the full opportunity set within the global fixed income market, as shown in the graphic below, taking full account of the specialized sector expertise of its over 70 member fixed income team. There are approximately 10,000 securities available in this investable universe. Again, the chart below illustrates the opportunity set available to the Fund.

29

(c) Management of Fund Business

Performance & Analytics Team

Independently from the Investment Division, the Performance & Analytics Team executes performance measurement of the Fund, and reports up to the Chief of Operations.

Legal and Compliance Division

Independently from the Investment Division, the Legal and Compliance Division monitors portfolio holdings, trading compliance and Fund investment restriction compliance. These matters are monitored and resolved according to the Investment Management Company’s broad-based compliance policies and procedures and applicable legal requirements. The Legal and Compliance Division reports directly to senior management, and not to the Investment Division or other business divisions.

Risk & Portfolio Analysis Group

The Investment Management Company has also established an independent Risk & Portfolio Analysis Group (“RPAG”). RPAG is part of the Investment Division and is charged with identifying, monitoring, and assessing risk factors and contracts across the Investment Management Company’s investment activities. RPAG and its head do not have direct responsibility for the management of client portfolios. This organizational structure is designed to facilitate an unbiased assessment of risk.

30

Internal and external inspections

Various aspects of the operations of the Investment Management Company, including its management of the Fund, are included in the scope of internal audits performed by the Investment Management Company’s internal audit function, which conducts a broad spectrum of audits developed using a risk-based approach. The internal audit function tracks and tests the remediation of its recommendations, and provides reports to senior management. In addition, various aspects of the internal control environment of the Investment Management Company and its affiliates are subject to review by a third-party audit firm on a periodic basis.

As noted above, the Investment Management Company’s business operations (including not only investment compliance, but also other key areas such as distribution/sales and operations), are subject to ongoing monitoring by the Investment Management Company’s Legal and Compliance Division, which consists of a variety of sub-groups covering different areas of the business. The Investment Management Company is further subject to regulation and inspection by the SEC.

All employees of the Investment Management Company are bound by the Investment Management Company’s Code of Ethics, which includes certain restrictions on personal investing and disclosure requirements. Additional requirements under the Code of Ethics apply to investment professionals of the Investment Management Company. Compliance with the Code of Ethics is monitored on an ongoing basis by the Legal and Compliance Division.

Oversight of third parties

Service providers of the Fund (including the Investor Servicing Agent, Custodian and Sub-Accounting Agent, and Principal Underwriter) are monitored by the Investment Management Company, through each contract with the relevant third-party provider. These contracts may be terminated under certain circumstances. (Because the Principal Underwriter and Investor Servicing Agent are affiliates of the Investment Management Company, they are subject to the same control and compliance environment as the Investment Management Company and are not third-party service providers.)

The Investment Management Company seeks to monitor the level of service provided to the Fund by third-party providers in the first instance through ongoing contacts between Operations professionals of the Investment Management Company and the relevant service providers.

(d) Distribution Policy:

The Fund normally distributes any net investment income monthly and any net realized capital gains annually. Net investment income consists of interest accrued on portfolio investments of the Fund, less accrued expenses. The payment of distributions to Japanese investors will be made around the end of each month by the Distributor in Japan.

31

(Note) The above statement will not guarantee the payment of future distributions and the amount thereof.

(E) Restrictions on Investment:

Except for the investment restrictions designated as fundamental below, the investment restrictions described in this Securities Registration Statement and the Japanese prospectus are not fundamental investment restrictions. The Trustees may change any non-fundamental investment restrictions without shareholder approval, except as otherwise provided. As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities, the Fund may not and will not:

(1) Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made.

(2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

(3) With respect to 50% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

(4) With respect to 50% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(5) Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements, or by lending its portfolio securities.

(6) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(7) Issue any class of securities which is senior to the Fund’s shares of beneficial interest, except for permitted borrowings.

(8) Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical

32

commodities. (Securities denominated in gold or whose value is determined by the value of gold are not considered to be commodity contracts.)

(9) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the Fund’s total assets would be invested in any one industry.

The 1940 Act provides that a “vote of a majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding Fund shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding Fund shares are represented at the meeting in person or by proxy.

For purposes of the fund’s fundamental policy on industry concentration (# 9), the Investment Management Company, determines the appropriate industry categories and assigns issuers to them. Industry categories and issuer assignments may change over time in the Management Investment Company’s discretion and may differ from those shown in shareholder reports and other communications.

The following non-fundamental investment policies may be changed by the Trustees without shareholder approval:

(1) The Fund will not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Fund (or the person designated by the Trustees of the Fund to make such determinations) to be readily marketable) and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund’s net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above.

In addition, the Fund will, so long as shares of the Fund are being offered for sale by the Fund in Japan, comply with the following standards of selection of the Japan Securities Dealers Association:

1. The Fund will not invest more than 15% of its net assets in securities that are not traded on an official exchange or other regulated market, including, without limitation, the National Association of Securities Dealers Automated Quotation System (this restriction shall not be applicable to bonds determined by the Investment Management Company to be liquid and for which a market price (including a dealer quotation) is generally obtainable or determinable);

2. The Fund will not borrow money in excess of 10% of the value of its total assets;

33

3. The Fund will not make short sales of securities in excess of the Fund’s net asset value; and,

4. The Fund will not, together with other mutual funds managed by the Investment Management Company, acquire more than 50% of the outstanding voting securities of any issuer.

If the undertaking is violated, the Fund will, promptly after discovery, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Fund and the only remedy in respect of the violation. This undertaking will remain in effect as long as shares of the Fund are qualified for offer or sale in Japan and such undertaking is required by the Japanese Securities Dealers Association as a condition of such qualification.

Also in connection with the Fund’s offering of its shares in Japan, the Fund has adopted the following non-fundamental investment restriction:

The Fund will not invest in equity securities or warrants except that the Fund may invest in or hold preferred securities if and to the extent that such securities are characterized as debt for purposes of determining the Fund’s status as a “bond investment trust” under the Income Tax Law of Japan. There can be no assurance that the Fund will be able to invest in such preferred securities.

Notwithstanding the foregoing restriction, the Fund may invest in asset-backed, hybrid and structured bonds and notes. These investments may entail significant risks that are not associated with a similar investment in a traditional debt instrument. The risks of a particular investment of this type will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the interest rate or return is linked, which may include equity securities.

All percentage limitations on investments (other than pursuant to non-fundamental restriction (1)) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

3. INVESTMENT RISKS

(A) INVESTMENT RISKS:

Risks

It is important to understand that investors can lose money by investing in the Fund.

The prices of bonds in the Fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry. The risks associated with

34

bond investments include interest rate risk, which means the prices of the fund’s investments are likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuers of the Fund’s investments may default on payment of interest or principal. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. The value of non-U.S. investments traded in non-U.S. currencies may be adversely impacted by fluctuations in exchange rates. Non-U.S. investments may carry risks associated with potentially less stable economies or governments, such as the risk of seizure by a non-U.S. government, the imposition of currency or other restrictions, or high levels of inflation or deflation. Non-U.S. investments, particularly emerging-market investments, can be illiquid.

Mortgage-backed investments carry the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. We may have to invest the proceeds from prepaid investments, including mortgage-backed investments, in other investments with less attractive terms and yields. The Fund’s “non-diversified” status, which means the Fund may invest in fewer issuers than a “diversified” fund, can increase the Fund’s vulnerability to adverse developments affecting a single industry or issuer, which may result in greater losses and volatility for the Fund. The Investment Management Company’s use of derivatives may increase these risks by increasing investment exposure or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

The Fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other U.S. government agency.

A description of the risks associated with the Fund’s main investment strategies follows.

» Non-U.S. investments. Under normal market conditions, the Fund intends to invest in at least five different countries and at least 40% of its net assets in securities of non-U.S. issuers (or, if less, at least the percentage of net assets that is 10% less than the percentage of the Fund’s benchmark represented by non-U.S. issuers). The Fund may, from time to time, have significant exposure to U.S. investments.

For purposes of determining whether securities held by the Fund are securities of a non-U.S. issuer, the Investment Management Company will consider any securities issued by a non-U.S. government or a supranational organization (such as the World Bank) or denominated in a non-U.S. currency to be securities of a non-U.S. issuer. In addition, the Investment Management Company will consider an issuer to be a non-U.S. issuer if the Investment Management Company determines that (i) the issuer is headquartered or organized outside the United States, (ii) the issuer’s securities trade in a market outside the United States, (iii) the issuer derives a majority of its revenues or profits outside the United States, or (iv) the issuer is significantly exposed to the economic fortunes and risks of regions outside the United States. For purposes of determining the percentage of the fund’s benchmark (Barclays Capital Global Aggregate Bond Index) that is represented by non-U.S. issuers, we will rely upon Barclays Capital’s determinations.

35

Non-U.S. investments involve certain special risks, including:

» Unfavorable changes in currency exchange rates: Non-U.S. investments are typically issued and traded in non-U.S. currencies. As a result, their values may be affected by changes in exchange rates between non-U.S. currencies and the U.S. dollar.

» Political and economic developments: Non-U.S. investments may be subject to the risks of seizure by a non-U.S. government, direct or indirect impact of sovereign debt default, imposition of restrictions on the exchange or export of non-U.S. currency, and tax increases.

» Unreliable or untimely information: There may be less publicly available information about a non-U.S. company than about most publicly-traded U.S. companies, and non-U.S. companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

» Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

» Limited markets: Certain non-U.S. investments may be less liquid (harder to buy and sell) and more volatile than U.S. investments, which means the Investment Management Company may at times be unable to sell these non-U.S. investments at desirable prices. For the same reason, we may at times find it difficult to value the Fund's non-U.S. investments.

» Trading practices: Brokerage commissions and other fees are generally higher for non-U.S. investments than for U.S. investments. The procedures and rules governing non-U.S. transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

» Sovereign issuers: The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuer's balance of payments, overall debt level, and cash flow from tax or other revenues.

The risks of non-U.S. investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. Emerging markets countries may have less developed markets and legal and regulatory systems and may be susceptible to greater political and economic instability than developed markets. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, and investments in emerging markets countries may be more volatile and less liquid than U.S. investments. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in non-U.S. currencies, investments in U.S. companies that are traded in non-U.S. markets, or investments in U.S. companies that have significant non-U.S. operations.

36

Interest rate risk.

The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund’s shares. Interest rate risk is generally greater for investments with longer maturities.

In evaluating the potential performance of an investment in the Fund, investors may find it useful to compare the Fund's current dividend rate with its "yield," which is computed on a yield-to-maturity basis in accordance with SEC regulations and which reflects amortization of market premiums.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore the Fund might not benefit from any increase in value as a result of declining interest rates.

Credit risk.

Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

The Fund invests mostly in investment-grade investments. These are rated at least BBB or its equivalent by a nationally recognized securities rating agency, or are unrated investments the Investment Management Company believes are of comparable quality. The Fund may invest up to 20% of the Fund's net assets in securities rated below investment-grade, including investments in the lowest category of the rating agency and in unrated securities that the Investment Management Company believes are of comparable quality. However, the Fund will not invest more than 5% of the Fund's net assets in securities that are rated lower than CCC or its equivalent by each rating agency rating the investment, or in unrated securities that the Fund believes are of comparable quality. The Fund will not necessarily sell an investment if its rating is reduced after the Fund buys it.

Investments rated below BBB or its equivalent are below investment grade (sometimes referred to as “junk bonds”). This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for the Fund to sell the investments at prices approximating the values the Fund had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for the Fund to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for zero coupon bonds and other investments that are issued at less than their

37

face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer’s historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition, and does not reflect an assessment of an investment's volatility or liquidity. Although the Investment Management Company considers credit ratings in making investment decisions, the Investment Management Company performs its own investment analysis and does not rely only on ratings assigned by the rating agencies. The Fund’s success in achieving the Fund's investment objective may depend more on the Investment Management Company’s own credit analysis when the Fund buys lower quality bonds than when it buys higher quality bonds. The Fund may have to participate in legal proceedings involving the issuer. This could increase the Fund's operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments. U.S. government investments generally have the least credit risk, but are not completely free of credit risk. While some investments, such as U.S. Treasury obligations and Ginnie Mae certificates, are backed by the full faith and credit of the U.S. government, others are backed only by the credit of the issuer. Mortgage-backed securities may be subject to the risk that underlying borrowers will be unable to meet their obligations.

Non-U.S. Currency Transactions.

To manage its exposure to non U.S. currencies, the Fund may engage in non-U.S. currency exchange transactions, including purchasing and selling non-U.S currency, non-U.S currency options, non-U.S. currency forward contracts and non-U.S. currency futures contracts and related options. In addition, the Fund may engage in these transactions for the purpose of increasing its return. Non-U.S. currency transactions involve costs, and, if unsuccessful, may reduce the Fund’s return.

Generally, the Fund may engage in both "transaction hedging" and "position hedging." The Fund may also engage in non-U.S. currency transactions for non-hedging purposes, subject to applicable law. When it engages in transaction hedging, the Fund enters into non-U.S. currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. The Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a non-U.S. currency. By transaction hedging the Fund will attempt to protect itself against a possible loss resulting from an

38

adverse change in the relationship between the U.S. dollar and the applicable non-U.S. currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is earned, and the date on which such payments are made or received. The Fund may also engage in position hedging to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of the currency in which securities the Fund intends to buy are denominated or quoted).

The Fund may purchase or sell a non-U.S. currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that non-U.S. currency or for other hedging or non-hedging purposes. If conditions warrant, for hedging or non-hedging purposes, the Fund may also enter into contracts to purchase or sell non-U.S. currencies at a future date ("forward contracts") and purchase and sell non-U.S. currency futures contracts. The Fund may also purchase or sell exchange-listed and over-the-counter call and put options on non-U.S. currency futures contracts and on non-U.S. currencies.

A non-U.S. currency futures contract is a standardized exchange-traded contract for the future delivery of a specified amount of a non-U.S. currency at a price set at the time of the contract. Non-U.S. currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (the "CFTC"), such as the New York Mercantile Exchange, and have margin requirements.

A non-U.S. currency forward contract is a negotiated agreement to exchange currency at a future time, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. The contract price may be higher or lower than the current spot rate. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward non-U.S. currency exchange contracts differ from non-U.S. currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward

39

contracts may be in any amount agreed upon by the parties rather than predetermined amounts. In addition, forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers, so that no intermediary is required. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

At the maturity of a forward or futures contract, the Fund either may accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts may be effected only on a commodities exchange or board of trade which provides a secondary market in such contracts; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Although the Fund intends to purchase or sell non-U.S. currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Fund to purchase additional non-U.S. currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of non-U.S. currency the Fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the non-U.S. currency. Conversely, it may be necessary to sell on the spot market some of the non-U.S. currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of non-U.S. currency the Fund is obligated to deliver.

40

As noted above, the Fund may purchase or sell exchange-listed and over-the-counter call and put options on non-U.S. currency futures contracts and on non-U.S. currencies. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives the Fund the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the Fund the right to purchase the currency at the exercise price until the expiration of the option.

Non-U.S. currency options are traded primarily in the over-the-counter market, although options on non-U.S. currencies are also listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the euro, the joint currency of most countries in the European Union.

The Fund will only purchase or write non-U.S. currency options when the Investment Management Company believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on non-U.S. currencies may be affected by all of those factors which influence non-U.S. exchange rates and investments generally.

The Fund's currency hedging transactions may call for the delivery of one non-U.S. currency in exchange for another non-U.S. currency and may at times not involve currencies in which its portfolio securities are then denominated. The Investment Management Company will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the Fund. Cross hedging transactions by the Fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time.

41

Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they involve costs to the Fund and tend to limit any potential gain which might result from the increase in value of such currency.

The Fund may also engage in non-hedging currency transactions. For example, the Investment Management Company may believe that exposure to a currency is in the Fund's best interest but that securities denominated in that currency are unattractive. In that case the Fund may purchase a currency forward contract or option in order to increase its exposure to the currency. In accordance with SEC regulations, the Fund will set aside liquid assets on its books to cover forward contracts used for non-hedging purposes.

In addition, the Fund may seek to increase its current return or to offset some of the costs of hedging against fluctuations in current exchange rates by writing covered call options and covered put options on non-U.S. currencies. The Fund receives a premium from writing a call or put option, which increases the Fund's current return if the option expires unexercised or is closed out at a net profit. The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

The value of any currency, including U.S. dollars and non-U.S. currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of non-U.S. currencies (and therefore the values of non-U.S. currency options, forward contracts and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and non-U.S. government actions. Government intervention may increase risks involved in purchasing or selling non-U.S. currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces.

The value of a non-U.S. currency option, forward contract or futures contract reflects the value of an exchange rate, which in turn reflects relative values of two currencies

42

-- the U.S. dollar and the non-U.S. currency in question. Although non-U.S. exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a non-U.S. currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Because non-U.S. currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of non-U.S. currency options, forward contracts and futures contracts, investors may be disadvantaged by having to deal in an odd-lot market for the underlying non-U.S. currencies in connection with options at prices that are less favorable than for round lots. Non-U.S. governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of non-U.S. currencies.

There is no systematic reporting of last sale information for non-U.S. currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in non-U.S. currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

The decision as to whether and to what extent the Fund will engage in non-U.S. currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of the Fund's portfolio and the availability of suitable transactions. Accordingly, there can be no assurance that the Fund will engage in non-U.S. currency exchange transactions at any given time or from time to time.

Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on

43

securitized debt instruments, including mortgage-backed and asset-backed investments, typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. The Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. They may increase the volatility of the Fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Asset-backed securities are subject to risks similar to those of mortgage-backed securities.

Derivatives. The Fund may engage in a variety of transactions involving derivatives, such as futures, certain non-U.S. currency transactions, options and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. The Investment Management Company may make use of "short" derivatives positions, the values of which move in the opposite direction from the price of the underlying investment, pool of investments, index or currency. The Fund may use derivatives both for hedging and non-hedging purposes. For example, the Fund may use derivatives to increase or decrease the Fund’s exposure to long- or short-term interest rates (in the United States or abroad), or to a particular currency or groups of currencies, or as a substitute for a direct investment in the securities of one or more issuers. However, the Investment Management Company may also choose not to use derivatives, based on its evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

44

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the Investment Management Company’s ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means that they provide the Fund with investment exposure greater than the value of the Fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the Fund. The risk of loss from certain short derivatives positions is theoretically unlimited. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivatives transaction will not meet its obligations.

Other investments.

In addition to the main investment strategies described above, the Fund may make other types of investments, such as investments in asset-backed, hybrid and structured bonds and notes, and preferred securities that would be characterized as debt securities under applicable accounting standards and tax laws. The Fund may also loan its portfolio securities to earn income. These practices may be subject to other risks.

Hybrid Instruments.

45

Under U.S. Law, these instruments are generally considered derivatives and include indexed or structured securities, and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, “underlying assets”), or by another objective index, economic factor or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, “benchmarks”). Hybrid instruments may take a number of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by the Fund may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

46

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the non-U.S. bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of less than par if rates were above the specified level. Furthermore, a Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and the Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments could take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between the Fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty of the issuer of the hybrid instrument would be an additional risk factor the Fund would have to consider and monitor. In addition, uncertainty regarding the tax treatment of hybrid instruments under U.S. law may reduce demand for such instruments. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures

47

by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Alternative strategies.

At times the Investment Management Company may judge that market conditions make pursuing the Fund’s usual investment strategies inconsistent with the best interests of its shareholders. The Investment Management Company then may temporarily invest some or all of the Fund’s assets using alternative strategies that are mainly designed to limit losses. However, the Investment Management Company may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the Fund to miss out on investment opportunities, and may prevent the Fund from achieving its goal.

Changes in policies.

The Trustees may change the Fund’s goal, investment strategies and other policies without shareholder approval, except as otherwise provided.

Portfolio turnover rate.

The Fund’s portfolio turnover rate measures how frequently the Fund buys and sells investments. A portfolio turnover rate of 100%, for example, would mean that the Fund sold and replaced securities valued at 100% of the Fund’s assets within a one-year period. From time to time the Fund may engage in frequent trading. Funds with high turnover may be more likely to realize capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance. The Fund’s portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions.

Portfolio holdings

For more specific information on the Fund's portfolio, investors may visit the Putnam Investments website, putnam.com/individual, where the Fund's top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the Web site until the Fund files a Form N-CSR or N-Q with the SEC for the period that includes the date of the information, after which such information can be found on the SEC's Web site at http://www.sec.gov.

48

(B) MANAGEMENT STRUCTURE FOR INVESTMENT RISKS:

The Fund builds risk management into the investment process. The Chief Investment Officer has established a regularly scheduled Risk Meeting which is attended by senior investment professionals representing asset classes across the complex. Members of the Risk & Portfolio Analysis Group attend the Risk Meeting which occurs 1-2 times per month. The purpose of the meeting is to discuss relevant issues regarding risk exposures and investment processes. The forum provides an opportunity for senior investment leaders to raise concerns and facilitate communication of issues across product groups that may warrant further attention.

4. FEES, ETC AND TAX

(A) Sales Charge:

The “public offering price” means the amount calculated by dividing the Net Asset Value by (1-0.0325) and rounding to two decimal places. The sales charge in Japan is 3.15% (3% before consumption tax) of the amount obtained by deduction of the amount equivalent to 3% of the public offering price from such price (hereinafter referred to as the “Sales Price”). Any amount (understood to be 0.25% of net asset value), which is over the net asset value, of the Sales Price shall be retained by the Principal Underwriter of the Fund. Investors shall pay the sales charge to Mitsubishi UFJ Morgan Stanley within 4 business days in Japan from the Trade Day.

(B) Repurchase Charge:

Repurchase requests in Japan may be made to the Investor Servicing Agent through the Distributor or the Sales Handling Company on a Fund business day that is business day of the financial instruments companies in Japan without a contingent deferred sales charge.

(C) Management Fee, etc.:

(1) Management Fee:

Under a management contract effective January 1, 2010, the Fund pays a monthly fee to the Fund’s Investment Management Company. The fee is calculated by applying a rate to the Fund’s average net assets for the month. The rate is based on the monthly average of the aggregate net assets of all open-end funds sponsored by the Investment Management Company (excluding fund assets that are invested in other Putnam funds) (“Total Open-End Mutual Fund Average Net Assets”), as determined at the close of each business day during the month, as set forth below:

0.700% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;

49

0.650% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets;

0.600% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;

0.550% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets

0.500% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;

0.480% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;

0.470% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets;

0.465% of any excess thereafter.

Under the Fund’s prior management contract dated August 3, 2007, the Fund paid a quarterly fee to the Investment Management Company based on the average net assets of the Fund, as determined at the close of each business day during the quarter, at the annual rate of:

0.70% of the first $500 million of average net assets;

0.60% of the next $500 million of average net assets;

0.55% of the next $500 million of average net assets;

0.50% of the next $5 billion of average net assets;

0.475% of the next $5 billion of average net assets;

0.455% of the next $5 billion of average net assets;

0.44% of the next $5 billion of average net assets; and

0.43% of any excess thereafter.

For the past three fiscal years, pursuant to the applicable management contract, the Fund incurred the following fees:

		Amount of	Amount management
		management fee	fee would have been
Fiscal year	Management fee paid	waived	without waivers

2011	$1,473,965	$0	$1,473,965

2010	984,192	36,303	1,020,495

2009	464,391	394,878	859,269

50

(2) Sub-Investment Management Company's Fee. Pursuant to the terms of a sub-management agreement between the Investment Management Company and the Sub-Investment Management Company, the Investment Management Company (and not the Fund) pays a quarterly sub-management fee to the Sub-Investment Management Company for its services at the annual rate of 0.40% of the average aggregate net asset value of any Fund assets managed by the Sub-Investment Management Company.

(3) Custodian Fee and Charges of the Investor Servicing Agent

Effective January 1, 2007 the Fund retained State Street Bank and Trust Company, 2 Avenue de Lafayette, Boston, Massachusetts 02111 (“State Street”), as its custodian. State Street is responsible for safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on the Fund’s investments, serving as the Fund’s foreign custody manager, providing reports on non-U.S. securities depositaries, making payments covering the expenses of the Fund and performing other administrative duties. State Street does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. State Street has a lien on the Fund’s assets to secure charges and advances made by it.

The Fund pays State Street fees based on the Fund’s asset level, the number of its security holdings and transaction volumes. The Fund may from time to time enter into brokerage arrangements that reduce or recapture fund expenses, including custody expenses. The Fund also has an offset arrangement that may reduce the Fund’s custody fee based on the amount of cash maintained by its custodian.

Putnam Investor Services, Inc., located at One Post Office Square, Boston, MA 02109, is the Fund’s Investor Servicing Agent (transfer, plan and dividend disbursing agent), for which it receives fees that are paid monthly by the Fund as an expense of all its shareholders. The fee paid to Putnam Investor Services, subject to certain limitations, is based on a Fund’s retail asset level, the number of shareholder accounts in the Fund and the level of defined contribution plan assets in the Fund. Through at least June 30, 2012, investor servicing fees for the Fund will not exceed an annual rate of 0.375% of the Fund’s average assets.

51

During the 2011 fiscal year, the Fund incurred $371,270 in fees for investor servicing provided by Putnam Investor Services, Inc.

(4) Fee under Class M Distribution Plan

Putnam funds are distributed primarily through dealers (including any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator, and any other institution having a selling, services, or any similar agreement with the Principal Underwriter or one of its affiliates). In order to pay for the marketing of Fund shares and services provided to shareholders, the Fund has adopted distribution and service (12b-1) plans, which increase the annual operating expenses shareholders pay each year in certain share classes. The Principal Underwriter and its affiliates also make additional payments to dealers that do not increase Fund expenses.

The Class M distribution plan provides for payments by the Fund to the Principal Underwriter at the annual rate of up to 1.00% of average net assets attributable to Class M shares. The Trustees currently limit payments under the Class M plan to the annual rate of 0.50% of such assets. Because these fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of an investor’s investment.

Payments to dealers. If an investor purchases shares through a dealer, the investor’s dealer generally receives payments from the Principal Underwriter representing some or all of the sales charges and distribution and service (12b-1) fees, if any, shown in the tables under the heading “Annual Fund Operating Expenses” in Part I, 12., (E) of the Securities Registration Statement.

The Principal Underwriter and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below). These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the Fund or other Putnam funds to its customers. These additional payments are made by the Principal Underwriter and its affiliates and do not increase the amount paid by investors or the Fund as shown under

52

the heading “Annual Fund Operating Expenses” in Part I, 12., (E) of the Securities Registration Statement."

The additional payments to dealers by the Principal Underwriter and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that dealer, sales or net sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments are generally available to most dealers engaging in significant sales of Putnam fund shares. These payments are individually negotiated with each dealer firm, taking into account the marketing support services provided by the dealer, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the dealer, as well as the size of the dealer’s relationship with the Principal Underwriter. Although the total amount of marketing support payments made to dealers in any year may vary, on average, the aggregate payments are not expected, on an annual basis, to exceed 0.085% of the average net assets of Putnam’s retail mutual funds attributable to the dealers.

Program servicing payments, which are paid in some instances to dealers in connection with investments in the Fund by retirement plans and other investment programs, are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. These payments are made for program services provided by the dealer, including participant recordkeeping, reporting, or transaction processing, as well as services rendered in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services.

Other Payments. The Principal Underwriter and its affiliates may make other payments (including payments in connection with educational seminars or

53

conferences) or allow other promotional incentives to dealers to the extent permitted by SEC and National Association of Securities Dealers (“NASD”) (as adopted by the Financial Industry Regulatory Authority) rules and by other applicable laws and regulations. The Fund’s transfer agent may also make payments to certain dealers in recognition of sub-accounting or other services they provide to shareholders or plan participants who invest in the Fund or other Putnam funds through their retirement plan.

The Principal Underwriter makes quarterly payments to Mitsubishi UFJ Morgan Stanley and other dealers at an annual rate of 0.40% of the average net asset value of Class M shares attributable to shareholders for whom Mitsubishi UFJ Morgan Stanley and other dealers are designated as the dealer of record.

Payments under the plan are intended to compensate the Principal Underwriter for services provided and expenses incurred by it as principal underwriter of the Fund’s shares, including the payments to dealers mentioned above. The Principal Underwriter may suspend or modify such payments to dealers.

For the fiscal year ended October 31, 2011, the Fund paid 12b-1fees to the Principal Underwriter under the distribution plan of $83,646 for Class M shares.

(D) Other Expenses:

The Fund pays all expenses not assumed by Investment Management Company, including, without limitation, Trustees’ fees, auditing, legal, custodial, investor servicing and shareholder reporting expenses, and payments under its distribution plans (which are in turn allocated to the relevant class of shares). The Fund also reimbursed the Investment Management Company for administrative services during fiscal year 2011, including compensation of certain Fund officers and contributions to the Putnam Retirement Plan for their benefit. The total reimbursement is determined annually by the Trustees and was $7,442 for fiscal 2011 and the portion of total reimbursement for compensation and contributions was $5,881.

The Trustees are responsible for generally overseeing the conduct of Fund business. Subject to such policies as the Trustees may determine, the Investment Management Company furnishes a continuing investment program for the Fund and makes investment decisions on its behalf. Subject to the control of the Trustees, the Investment Management Company also manages the Fund’s other affairs and business.

54

The table below shows the value of each Trustee’s holdings in the Fund and in all of the Putnam Funds as of December 31, 2011.

	Dollar range of Putnam	Aggregate dollar range of
Name of Trustee	Global Income Trust	shares held in all of the Putnam
	shares owned	funds overseen by Trustee
Ravi Akhoury	$1-$10,000	over $100,000
Barbara M. Baumann	$1-$10,000	over $100,000
Jameson A. Baxter	$10,001-$50,000	over $100,000
Charles B. Curtis	$1-$10,000	over $100,000
Robert J. Darretta	$1-$10,000	over $100,000
John A. Hill	$1-$10,000	over $100,000
Paul L. Joskow	$1-$10,000	over $100,000
*Elizabeth T. Kennan	$1-$10,000	over $100,000
Kenneth R. Leibler	$1-$10,000	over $100,000
Robert E. Patterson	$10,001-$50,000	over $100,000
George Putnam, III	$50,001-$100,000	over $100,000
W. Thomas Stephens	$1-$10,000	over $100,000
** Robert L. Reynolds	$1-$10,000	over $100,000

* Dr. Kennan was re-appointed to the Board of Trustees by the Independent Trustees effective January 1, 2012.

** Trustee who is an "interested person" (as defined in the Investment Company Act of 1940) of the Fund, the Investment Management Company and/or the Principal Underwriter. Mr. Reynolds is deemed an "interested person" by virtue of his positions as an officer of the Fund, the Investment Management Company and/or the Principal Underwriter. Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments, LLC and President of the Fund and each of the other Putnam funds. None of the other Trustees is an "interested person."

Each independent Trustee of the fund receives an annual retainer fee and an additional fee for each Trustees meeting attended. Independent Trustees also are reimbursed for expenses they incur relating to their services as Trustees. All of the current independent Trustees of the Fund are Trustees of all the Putnam funds and receive fees for their services.

The Trustees periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of independent Trustees of the Fund, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least four business days per Trustee meeting. The standing committees of the Board of Trustees, and the number of times each committee met, during the Fund's most recently completed fiscal year, are shown in the table below:

Audit and Compliance Committee	10
Board Policy and Nominating Committee	8
Brokerage Committee	4
Contract Committee	9
Distributions Committee	8

55

Executive Committee	3
Investment Oversight Committees
Investment Oversight Committee A	8
Investment Oversight Committee B	8
Pricing Committee	8

The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by the Fund for fiscal 2011, and the fees paid to each Trustee by all of the Putnam funds during calendar year 2011:

COMPENSATION TABLE

		Pension or
		retirement	Estimated
		benefits	annual	Total
		accrued as	benefits from	compensation
	Aggregate	part of	all Putnam	from all
	compensation	Fund	funds upon	Putnam
Trustees/Year	from the Fund	expenses	retirement(1)	funds(2)
Ravi Akhoury/2009	$1,172	N/A	N/A	$303,000
Barbara M. Baumann/2010(3)	$1,154	N/A	N/A	$297,000
Jameson A. Baxter/1994(3)(6)	$1,363	$449	$110,500	$365,500
Charles B. Curtis/2001	$1,136	$305	$113,900	$291,000
Robert J. Darretta/2007(3)	$1,172	N/A	N/A	$303,000
Myra R. Drucker/2004(3)(4)	$255	N/A	N/A	$84,750
John A. Hill/1985(3)(6)	$1,288	$769	$161,700	$341,031.25
Paul L. Joskow/1997(3)	$1,136	$301	$113,400	$291,000
Elizabeth T. Kennan/1992(5)	N/A	$593	$108,000	N/A
Kenneth R. Leibler/2006	$1,172	N/A	N/A	$303,000
Robert E. Patterson/1984	$1,172	$440	$106,500	$303,000
George Putnam, III/1984	$770	$412	$130,300	$303,000
W. Thomas Stephens/1997(7)	$1,172	$331	$107,100	$303,000
Richard B. Worley/2004(4)	$108	N/A	N/A	$36,000

Robert L. Reynolds/2008(8)	N/A	N/A	N/A	N/A

(1) Estimated benefits for each Trustee are based on Trustee fee rates for calendar years 2003, 2004 and 2005.

56

(2) As of December 31, 2011, there were 108 funds in the Putnam family.

(3) Certain Trustees are also owed compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of October 31, 2011, the total amounts of deferred compensation payable by the Fund, including income earned on such amounts, to these Trustees were: Ms. Baumann - $639; Ms. Baxter - $7,215; Mr. Darretta - $1,279; Ms. Drucker - $2,044; Mr. Hill - $21,099; and Dr. Joskow- $5,486.

(4) Mr. Worley and Ms. Drucker retired from the Board of Trustees of the Putnam funds on December 14, 2010, and January 30, 2011, respectively.

(5) Dr. Kennan, who retired from the Board of Trustees of the Putnam funds on June 30, 2010, was re-appointed to the Board of Trustees effective January 1, 2012. Upon her retirement, Dr. Kennan became entitled to receive annual retirement benefit payments from the funds commencing on January 15, 2011. In connection with her re-appointment to the Board of Trustees, Dr. Kennan has agreed to suspend the balance of her retirement benefit payments for the duration of her service as a Trustee

(6) Includes additional compensation to Mr. Hill and Ms. Baxter for service as Chair of the Trustees of the Putnam funds. Ms. Baxter replaced Mr. Hill as Chair, Board of Trustees of the Putnam funds, on July 1, 2011.

(7) Mr. Stephens, who retired from the Board of Trustees of the Putnam funds on March 31, 2008, was reappointed to the Board of Trustees on May 14, 2009. Upon his retirement, Mr. Stephens became entitled to receive annual retirement benefit payments from the funds commencing on January 15, 2009. In connection with his re-appointment to the Board of Trustees, Mr. Stephens has agreed to suspend the balance of his retirement benefit payments for the duration of his service as a Trustee.

(8) Mr. Reynolds is an "interested person" of the Fund, the Investment Management Company and/or the Principal Underwriter.

Under a Retirement Plan for Trustees of the Putnam funds (the Plan), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual attendance and retainer fees paid to such Trustee for calendar years 2003, 2004 and 2005. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years, or (ii) such Trustee's total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the board after 2003.

57

The Investment Management Company places all orders for purchases and sales of the Fund’s portfolio securities. In selecting broker-dealers, the Investment Management Company may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the most favorable price and execution available, the Investment Management Company may consider sales of Fund shares (and, if permitted by law, shares of the other Putnam Funds) as a factor in the selection of broker-dealers. During fiscal 2009, 2010 and 2011, the Fund paid $33,418, $33,495and $48,794 in brokerage commissions, respectively.

For the fiscal year ended October 31, 2011, the Fund paid $1,250,173 in total other expenses, including payments under its distribution plans, but excluding management fees, investor servicing agent expenses and custodian expenses.

At the end of fiscal 2011, the Fund held the following securities of its regular broker-dealers (or affiliates of such broker-dealers):

Broker-dealers or affiliates	Value of securities held
Citigroup, Inc.	$504,080
Goldman Sachs Group, Inc. (The)	$249,570
HSBC Holdings PLC	$521,303
Morgan Stanley	$102,550

Investment in Putnam Money Market Liquidity Fund

The Fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by the Investment Management Company. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the Fund are recorded as interest income in the Statement of operations and totaled $30,368 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $236,123,396 and $220,260,107, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by the Investment Management Company.

(E) Tax Treatment of Shareholders

The Fund qualifies as a "bond investment trust." Hence, the tax treatment of shareholders in Japan is as follows:

58

(1) Distributions to be made by the Fund will be treated as distributions made by a publicly offered, domestic government and corporate bond investment trust.

(2) Distributions (including profits, in terms of the Fund’s denominated currency, between the redemption amount and the amount equal to the capital of the Fund) to be made by a Fund to individual Japanese shareholders will be subject to separate taxation from other income in Japan (i.e. 20% withholding tax (15% income tax and 5% residential tax)), there will be no additional tax to be levied other than the withholding tax (the taxation rate will be 20.315% (15.315% income tax and 5% residential tax) during the period from January 1, 2013 to December 31, 2037). In this case, no report concerning payments will be filed with the Japanese tax authority.

(3) Distributions (including profits, in terms of the Fund’s denominated currency, between the redemption amount and the amount equal to the capital of the Fund) to be made by the Fund to Japanese corporate shareholders will be subject to withholding of income tax in Japan (i.e., 20% withholding tax (15% income tax and 5% residential taxes)) (the taxation rate will be 20.315% (15.315% income tax and 5% residential tax) during the period from January 1, 2013 to December 31, 2037). In certain case, a report concerning payments will be filed with the chief of the tax office. The provisions of Japanese tax laws allowing corporations to make certain deductions from taxable income do not apply.

(4) In general, distributions from the Fund are subject to withholding of United States federal income tax at a reduced rate of 10% under the United States-Japan tax treaty. The amount withheld as U.S. federal income tax may be applied for foreign tax credit in Japan. Notwithstanding the above, distributions of properly-reported “capital gain dividends,” (as such term is defined in the Code) generally will not be subject to withholding of U.S. federal income tax. For distributions with respect to taxable years of the Fund beginning before January 1, 2012, distributions of certain properly-reported “interest-related dividends” and “short-term capital gain dividends” (as such terms are defined in the Code) will generally not be subject to withholding of U.S. federal income tax. It is currently unclear whether Congress will extend the latter exemptions for distributions with respect to taxable years beginning on or after January 1, 2012, or what the terms of such an extension would be, including whether such extension would have retroactive effect. Furthermore, special tax rules may apply to distributions by the Fund of gain attributable to certain “U.S. real property interests. Shareholders should consult their own tax advisor to determine the suitability of shares of the Fund as an investment.

59

(5) The Japanese withholding tax imposed on distributions as referred to in (2) and (3) above will be collected by way of the so-called “balance collection method,” so that only the amount equivalent to 20% (the taxation rate will be 20.315% during the period from January 1, 2013 to December 31, 2037) of the distribution before U.S. withholding tax less the amount of U.S. withholding tax withheld will be collected in Japan.

(6) Capital gains and losses arising from purchase, sale, and repurchase of units are treated in the same way as those arising from purchase and sale of a publicly offered, domestic, public and corporate bond investment trust. No tax is levied on individual shareholders for their capital gains.

This Fund qualifies as a publicly offered, non-U.S. government and corporate bond fund under the tax law. Provided, that there is a possibility that other treatment may be made due to judgment by the tax authority in the future. Also, the taxation treatment described above is subject to other changes of law or practice.

To ensure compliance with requirements imposed by the United States Internal Revenue Service, you are hereby notified that the United States tax advice contained herein (i) is written in connection with the promotion or marketing by the Fund of the transactions or matters addressed herein, and (ii) is not intended or written to be used, and cannot be used by any taxpayer, for the purpose of avoiding United States tax penalties. Each taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

5. STATUS OF INVESTMENT FUND

(A) Diversification of Investment Portfolio (unaudited)

60

		(As of January 31, 2012)

	Name of Country
	where security		Investment Ratio
Type of Assets	types are issued	Total U.S. Dollars	(%)

Foreign Government and Agency
Bonds and Notes	Germany	76,240,790	21.01

	United Kingdom	21,851,899	6.02

	Japan	19,757,351	5.44

	France	9,830,612	2.71

	Italy	5,880,088	1.62

	Argentina	5,261,386	1.45

	Canada	3,326,984	0.92

	United States	2,044,520	0.56

	South Africa	1,618,000	0.45

	Netherlands	1,603,596	0.44

	Sweden	853,086	0.24

	Switzerland	732,313	0.20

	Ukraine	679,000	0.19

	Hungary	545,916	0.15

	India	403,221	0.11

	Peru	327,444	0.09

	Indonesia	301,000	0.08

	South Korea	254,833	0.07

	Ghana	232,386	0.06

	Brazil	119,350	0.03

Sub-Total		151,863,775	41.85%

Corporate Bonds and Notes	United States	47,327,058	13.04

	Supra-Nation	9,500,362	2.62

	United Kingdom	7,690,399	2.12

	Luxembourg	3,932,310	1.08

	Germany	3,054,362	0.84

	France	2,187,981	0.60

	Russia	1,991,664	0.55

	Netherlands	1,975,450	0.54

	Canada	1,394,591	0.38

	Australia	1,324,855	0.37

61

	Brazil	1,293,920	0.36

	Sweden	1,115,260	0.31

	Spain	880,329	0.24

	Italy	845,354	0.23

	South Korea	667,096	0.18

	Mexico	523,764	0.14

	Jersey	468,000	0.13

	Finland	369,476	0.10

	Indonesia	349,439	0.10

	Venezuela	282,789	0.08

	Qatar	253,750	0.07

	Bermuda	251,160	0.07

	Norway	197,622	0.05

	Kazakhstan	106,519	0.03

Sub-Total		87,983,510	24.25%

Mortgage-Backed Securities	United States	65,388,210	18.02

	United Kingdom	163,250	0.04

Sub-Total		65,551,460	18.07%

Purchased Options Outstanding	United States	11,600,053	3.20%

Asset-Backed Securities	United States	10,527,200	2.90%

U.S. Government Agency Mortgage
Obligations	United States	6,710,589	1.85%

Municipal Bonds and Notes	United States	573,791	0.16%

Senior Loans	United States	166,947	0.05%

Short-Term Investments	United States	63,579,523	17.52%

Cash, Deposits and Other Assets (After
deduction of liabilities)		(35,702,390)	-9.84%

Total (Net Asset Value)		362,854,458	100.00%

Note: Investment ratio is calculated by dividing eash asset at its market value by the total Net Asset Value of the Fund. The same applies hereinafter. As of January 31, 2012, 63.24%, 10.08% and 26.68% of the total Net Assets of the Fund was invested in securities rated AAA (or its equivalent), AA (or its equivalent) and other securities, respectively.

62

(B) Investment Assets

(a) Names of Major Portfolio

63

										(As of the end of January 2012)

	Top 30 Holdings							Acquisition Cost		Current Value
		Country			Quantity	Interest						Investment
		of Issue	Country	Type of	(Number of	Rate	Maturity	Per Share	Total	Per Share	Total	ratio
Ranking	Name of Issue	Place	of Risk	Issue	Shares)	(%)	(YYYY/MM/DD)	(U.S.$)	(U.S.$)	(U.S.$)	(U.S.$)	(%)

				Foreign
				Government
				and Agency
	Germany (Federal Republic of) bonds Ser.			Bonds and
1.	86, 6s, 2016	GERMANY	GERMANY	Notes	21,169,000	6.00	2016/6/20	1.63	34,434,940	1.65	35,006,528	9.65

				Foreign
				Government
				and Agency
	Germany (Federal Republic of) bonds Ser.			Bonds and
2.	06, 4s, 2016	GERMANY	GERMANY	Notes	22,496,000	4.00	2016/7/4	1.52	34,216,356	1.53	34,446,352	9.49

				Foreign
				Government
				and Agency
	Japan (Government of) 10 yr sr. unsec.			Bonds and
3.	unsub. bonds 1s, 2021	JAPAN	JAPAN	Notes	1,377,000,000	1.00	2021/9/20	0.01	17,581,735	0.01	18,244,685	5.03

				Foreign
				Government
				and Agency
	United Kingdom Treasury bonds 3 3/4s,	UNITED	UNITED	Bonds and
4.	2020	KINGDOM	KINGDOM	Notes	6,030,000	3.75	2020/9/7	1.66	9,998,655	1.85	11,156,559	3.07

				Foreign
				Government
				and Agency
	France (Government of) bonds 3 3/4s,			Bonds and
5.	2021	FRANCE	FRANCE	Notes	7,111,000	3.75	2021/4/25	1.42	10,099,024	1.42	10,107,090	2.79

				Foreign
				Government
				and Agency
	Germany (Federal Republic of) bonds 3s,			Bonds and
6.	2020	GERMANY	GERMANY	Notes	5,863,000	3.00	2020/7/4	1.37	8,017,082	1.48	8,688,569	2.39

64

				Foreign
				Government
				and Agency
				Bonds and
7.	Italy (Republic of) bonds 4 1/4s, 2020	ITALY	ITALY	Notes	4,880,000	4.25	2020/3/1	1.34	6,523,929	1.23	5,998,703	1.65

				Foreign
				Government
				and Agency
	Argentina (Republic of) sr. unsec. unsub.			Bonds and
8.	bonds 7s, 2015	ARGENTINA	ARGENTINA	Notes	5,360,000	7.00	2015/10/3	0.97	5,225,667	1.00	5,362,221	1.48

				Foreign
				Government
				and Agency
		UNITED	UNITED	Bonds and
9.	United Kingdom Treasury bonds 4s, 2022	KINGDOM	KINGDOM	Notes	2,740,000	4.00	2022/3/7	1.63	4,452,556	1.89	5,167,242	1.42

				Corporate
	African Development Bank sr. unsec.		SUPRA-	Bonds and
10.	unsub. notes Ser. MPLE, 4.85s, 2012	CANADA	NATIONAL	Notes	4,000,000	4.85	2012/7/24	1.03	4,126,424	1.01	4,059,842	1.12

				Corporate
	European Investment Bank sr. unsec.			Bonds and
11.	unsub. bonds 5 5/8s, 2032	LUXEMBOURG	LUXEMBOURG	Notes	1,900,000	5.63	2032/6/7	1.95	3,713,418	2.05	3,887,744	1.07

				Mortgage-
		UNITED	UNITED	Backed
12.	IndyMac Index Mortgage Loan Trust FRB	STATES	STATES	Securities	7,077,557	0.46	2037/2/25	0.46	3,278,551	0.53	3,760,580	1.04

	Inter-American Development Bank sr.			Corporate
	unsec. unsub. notes Ser. MPLE, 4 1/4s,	UNITED	SUPRA-	Bonds and
13.	2012	STATES	NATIONAL	Notes	3,000,000	4.25	2012/12/2	1.03	3,097,354	1.03	3,082,124	0.85

65

				Mortgage-
	Federal Home Loan Mortgage Corp. IFB	UNITED	UNITED	Backed
14.	Ser. 3951, Class CS, IO, 6.46s, 2026	STATES	STATES	Securities	17,406,786	6.46	2026/7/15	0.18	3,079,916	0.18	3,075,837	0.85

				Foreign
				Government
				and Agency
	United Kingdom Treasury bonds 4 1/2s,	UNITED	UNITED	Bonds and
15.	2034	KINGDOM	KINGDOM	Notes	1,310,000	4.50	2034/9/7	1.65	2,167,192	2.03	2,658,009	0.73

				Corporate
	Asian Development Bank sr. unsec.		SUPRA-	Bonds and
16.	unsub. notes Ser. MTN, 5 1/2s, 2016	PHILIPPINES	NATIONAL	Notes	2,150,000	5.50	2016/2/15	0.99	2,122,378	1.14	2,443,343	0.67

	Structured Asset Securities Corp. FRB	UNITED	UNITED	Asset-Backed
17.	Ser. 06-BC2, Class A3, 0.426s, 2036	STATES	STATES	Securities	3,882,614	0.43	2036/9/25	0.54	2,081,790	0.57	2,193,999	0.60

				Foreign
				Government
	International Bank for Reconstruction &			and Agency
	Development sr. unsec. unsub. notes Ser.	UNITED	UNITED	Bonds and
18.	MPLE, 4.3s, 2012	STATES	STATES	Notes	2,000,000	4.30	2012/12/15	1.03	2,069,663	1.03	2,055,491	0.57

				Foreign
				Government
				and Agency
		UNITED	UNITED	Bonds and
19.	United Kingdom Treasury bonds 8s, 2021	KINGDOM	KINGDOM	Notes	830,000	8.00	2021/6/7	2.18	1,810,516	2.43	2,019,474	0.56

				Foreign
				Government
				and Agency
	Ontario (Province of) bonds 4s, 2021			Bonds and
20.	(Canada)	CANADA	CANADA	Notes	1,690,000	4.00	2021/6/2	1.01	1,708,978	1.10	1,866,937	0.51

				Foreign
				Government
				and Agency
	Netherlands (Government of) bonds 5s,			Bonds and
21.	2012	NETHERLANDS	NETHERLANDS	Notes	1,200,000	5.00	2012/7/15	1.33	1,591,198	1.37	1,647,956	0.45

66

				Foreign
				Government
				and Agency
	South Africa (Republic of) sr. unsec.	SOUTH	SOUTH	Bonds and
22.	unsub. notes 4.665s, 2024	AFRICA	AFRICA	Notes	1,600,000	4.67	2024/1/17	1.00	1,600,000	1.01	1,620,903	0.45

				Foreign
				Government
				and Agency
	Japan (Government of) 30 yr bonds Ser.			Bonds and
23.	23, 2 1/2s, 2036	JAPAN	JAPAN	Notes	106,000,000	2.50	2036/6/20	0.01	929,077	0.01	1,575,285	0.43

				Mortgage-
	Federal Home Loan Mortgage Corp. IFB Ser. 3751,	UNITED	UNITED	Backed
24.	Class SB, IO, 5 3/4s, 2039	STATES	STATES	Securities	10,162,861	5.75	2039/5/15	0.15	1,566,937	0.15	1,561,917	0.43

				Mortgage-
	Greenpoint Mortgage Funding Trust FRB	UNITED	UNITED	Backed
25.	Ser. 06-AR1, Class GA1B, 0.446s, 2036	STATES	STATES	Securities	3,027,618	0.45	2036/2/25	0.50	1,521,378	0.52	1,559,486	0.43

	Countrywide Asset Backed Certificates	UNITED	UNITED	Asset-Backed
26.	FRB Ser. 07-3, Class 2A2, 0.446s, 2047	STATES	STATES	Securities	2,114,000	0.45	2047/5/25	0.64	1,352,960	0.72	1,527,870	0.42

	Landwirtschaftliche Rentenbank govt.			Corporate
	guaranty unsec. unsub. bonds 3 1/4s,			Bonds and
27.	2014	GERMANY	GERMANY	Notes	1,055,000	3.25	2014/3/12	1.35	1,422,003	1.41	1,482,524	0.41

				Corporate
	KfW govt. guaranty sr. unsec. unsub.			Bonds and
28.	bonds Ser. 8, 3 7/8s, 2013	GERMANY	GERMANY	Notes	1,055,000	3.88	2013/7/4	1.37	1,440,789	1.40	1,473,019	0.41

				Mortgage-
	Banc of America Commercial Mortgage,	UNITED	UNITED	Backed
29.	Inc. Ser. 06-5, Class A2, 5.317s, 2047	STATES	STATES	Securities	1,427,852	5.32	2047/9/10	0.95	1,353,650	1.02	1,453,687	0.40

				Mortgage-
	Harborview Mortgage Loan Trust FRB Ser.	UNITED	UNITED	Backed
30.	05-16, Class 3A1A, 0.531s, 2036	STATES	STATES	Securities	2,464,391	0.53	2036/1/19	0.54	1,321,530	0.56	1,379,546	0.38

67

* As of the end of January, 2012, the total current value of the “Short-Term Investments” included in (1) Diversification of Investment Portfolio was as follows:

Value as of
Short-Term Investments	1/31/12

Putnam Money Market Liquidity Fund	$20,294,848

U.S. Treasury Bill 10/18/12	$9,908,377

U.S. Treasury Bill 3/01/12	$6,999,966

Straight-A Funding, LLC commercial
paper 2/21/12	$6,999,261

U.S. Treasury Bill 7/26/12	$6,728,368

U.S. Treasury Bill 6/28/12	$4,745,633

U.S. Treasury Bill 5/03/12	$3,793,465

Straight-A Funding, LLC commercial
paper 4/25/12	$2,998,670

U.S. Treasury Bill 2/09/12	$910,978

U.S. Treasury Bill 5/31/12	$199,957

68

(b) Investment Real Estate

Not applicable

(c) Other Major Investment Assets

Not applicable

69

(C) Results of Past Operations

(1) Record of Changes in Net Assets (Class M Shares)

Record of changes in net assets at the end of the following fiscal years and at the end of each month within one year prior to the end of January 2012 is as follows:

	Total Net Asset Value		Net Asset Value per Share

	Dollar	Yen
	(thousands)	(millions)	Dollar	Yen

8th Fiscal Year	43,686	3,337	11.33	865
(October 31, 2002)

9th Fiscal Year	38,446	2,937	12.58	961
(October 31, 2003)

10th Fiscal Year	31,245	2,386	12.66	967
(October 31, 2004)

11th Fiscal Year	25,065	1,914	12.10	924
(October 31, 2005)

12th Fiscal Year	21,974	1,678	12.04	920
(October 31, 2006)

13th Fiscal Year	20,088	1,534	12.60	962
(October 31, 2007)

14th Fiscal Year	16,798	1,283	10.40	794
(October 31, 2008)

15th Fiscal Year	18,789	1,435	13.14	1,004
(October 31, 2009)

16th Fiscal Year	17,170	1,311	13.04	996
(October 31, 2010)

17th Fiscal Year	16,403	1,253	12.47	952
(October 31, 2011)

2011 End of February	16,419	1,254	12.80	978
March	16,780	1,282	12.82	979
April	17,447	1,333	13.23	1,011
May	17,180	1,312	13.03	995
June	16,943	1,294	12.85	981
July	17,055	1,303	12.97	991
August	16,864	1,288	12.70	970
September	16,572	1,266	12.45	951
October	16,403	1,253	12.47	952
November	16,003	1,222	12.20	932
December	16,129	1,232	12.25	936
2012 End of January	16,252	1,241	12.46	952

70

(2) Record of Distributions Paid (unaudited)

	Amount of Dividend
Period	paid per Share		Return of Capital

	Dollar	Yen	Dollar	Yen

8th Fiscal Year (11/1/01 -
10/31/02)	$0.44	33.61	$-	-

9th Fiscal Year (11/1/02 -
10/31/03)	$0.41	31.32	$-	-

10th Fiscal Year (11/1/03 -
10/31/04)	$1.09	83.25	$-	-

11th Fiscal Year (11/1/04 -
10/31/05)	$0.48	36.66	$-	-

12th Fiscal Year (11/1/05 -
10/31/06)	$0.62	47.36	$-	-

13th Fiscal Year (11/1/06 -
10/31/07)	$0.45	34.37	$-	-

14th Fiscal Year (11/1/07 -
10/31/08)	$0.65	49.65	$-	-

15th Fiscal Year (11/1/08 -
10/31/09)	$0.73	55.76	$-	-

16th Fiscal Year (11/1/09 -
10/31/10)	$1.68	128.32	$-	-

17th Fiscal Year (11/1/10 -
10/31/11)	$0.74	56.52	$-	-

(Note) Record of distribution paid and Net Asset Value per share from February 2011 to January 2012 are as follows:

		Net Asset Value
	Dividend	Per Share
Ex -dividend Date	(dollar)	(dollar)

February 22, 2011	0.063	12.71

March 24, 2011	0.062	12.85

April 25, 2011	0.0620	13.05

May 23, 2011	0.062	12.90

June 24, 2011	0.062	12.90

July 25, 2011	0.062	12.88

August 24, 2011	0.062	12.74

September 26, 2011	0.047	12.52

October 24, 2011	0.048	12.39

November 23, 2011	0.047	12.24

December 23, 2011	0.043	12.21

January 24, 2012	0.042	12.32

71

(3) Record of Changes in Return Rate (Class M Shares)

Record of changes in Return Rate during the following fiscal years is as follows:

Period (Fiscal Year)	* Return Rate(%)

8th Fiscal Year (11/1/01 - 10/31/02)	8.16

9th Fiscal Year (11/1/02 - 10/31/03)	14.86

10th Fiscal Year (11/1/03 - 10/31/04)	9.77

11th Fiscal Year (11/1/04 - 10/31/05)	-0.73

12th Fiscal Year (11/1/05 - 10/31/06)	4.79

13th Fiscal Year (11/1/06 - 10/31/07)	8.54

14th Fiscal Year (11/1/07 - 10/31/08)	-13.01

15th Fiscal Year (11/1/08 - 10/31/09)	35.00

16th Fiscal Year (11/1/09 - 10/31/10)	13.35

17th Fiscal Year (11/1/10 - 10/31/11)	1.30

*Return Rate (%) ={[[Ending NAV*A]]/Beginning NAV]-1}*100

"A" shall be obtained by multiplying together all the amounts of such dividend as distributed during the period divided by the net asset value per share on the ex-dividend day of the relevant distribution plus 1.

Provided that Beginning NAV means net asset value per share at the end of the fiscal year immediately preceding the relevant fiscal year, and Ending NAV means net asset value per share at the end of the relevant fiscal year.

72

(4) Record of Sales and Repurchases (Class M Shares)

Record of sales and repurchases during the last ten fiscal years and number of outstanding Shares of the Fund as of the end of such fiscal years are as follows:

	Number of Shares	Number of Shares	Net Increase (Decrease)	Number of
	Sold	Repurchased	in Shares Outstanding	Outstanding Shares

8th Fiscal Year	729,620	1,681,546	-951,926	3,856,463
(11/1/01 - 10/31/02)	[418,100]	[1,423,300]*	[(1,005,200)]	[3,733,700]

9th Fiscal Year	452,318	1,252,242	-799,924	3,056,539
(11/1/02 - 10/31/03)	[293,600]	[1,111,200]	[(817,600)]	[2,916,100]

10th Fiscal Year	114,531	702,762	-588,231	2,468,308
(11/1/03 - 10/31/04)	[35,900]	[603,800]	[(567,900)]	[2,348,200]

11th Fiscal Year	138,817	535,887	-397,070	2,071,238
(11/1/04 - 10/31/05)	[3,500]	[481,400]	[(477,900)]	[1,870,300]

12th Fiscal Year	160,468	407,157	-246,689	1,824,549
(11/1/05 - 10/31/06)	[7,800]	[309,400]	[(301,600)]	[1,568,700]

13th Fiscal Year	100,622	330,693	-230,071	1,594,478
(11/1/06 - 10/31/07)	[0]	[253,400]	[(253,400)]	[1,315,300]

14th Fiscal Year	342,799	322,283	20,516	1,614,994
(11/1/07 - 10/31/08)	[258,200]	[127,300]	[130,900]	[1,446,200]

15th Fiscal Year	192,775	378,244	-185,469	1,429,525
(11/1/08 - 10/31/09)	[154,900]	[304,700]	[(149,800)]	[1,296,400]

16th Fiscal Year	126,686	239,702	-113,016	1,316,509
(11/1/09 - 10/31/10)	[23,400]	[176,600]	[(153,200)]	[1,143,200]

17th Fiscal Year	142,019	143,062	-1,043	1,315,466
(11/1/10 - 10/31/11)	[22,800]	[98,100]	[(75,300)]	[1,067,900]

Note 1: The number of Shares sold, repurchased and outstanding in the brackets represents those sold, repurchased and outstanding in Japan.

Note 2: The number of Shares repurchased in Japan, *1,423,300 includes 77,700 that had been transferred to Merrill Lynch Pierce Fenner and Smith on March 28, 2002.

73

II. MANAGEMENT AND ADMINISTRATION

1. Procedures for Application (Purchases), etc.:

a. Purchases in the United States

Investors residing in the United States can open a Fund account and purchase class A, B, C, and M shares (only class M shares are available in Japan) by contacting their financial representative or the Investor Servicing Agent at 1-800-225-1581 and obtaining a Putnam account application. The completed application, along with a check made payable to the Fund, must then be returned to the Investor Servicing Agent at the following address:

Putnam Investor Services
P.O. Box 8383
Boston, MA 02266-8383

Investors residing in the U.S. can open a Fund account with as little as $500. The minimum investment is waived if the investor makes regular investments weekly, semi-monthly, or monthly through automatic deductions from the investor’s bank checking or savings account. Although Putnam is currently waiving the minimum, it reserves the right to reject initial investments under the minimum at its discretion. The Fund sells its shares at the offering price, which is the net asset value (“NAV”) plus any applicable sales charge. An investor’s financial representative or the Investor Servicing Agent generally must receive the investor’s completed buy order before the close of regular trading on the New York Stock Exchange for the investor’s shares to be bought at that day’s offering price.

If investors participate in a retirement plan that offers the Fund, they should consult their employer for information on how to purchase shares of the Fund through the plan, including any restrictions or limitations that may apply.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the Fund is unable to collect the required information, the Investor Servicing Agent may not be able to open an investor’s Fund account. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships, must also provide other identifying information. The Investor Servicing Agent may share identifying information with third parties for the purpose of verification. If the Investor Servicing Agent cannot verify identifying information after opening an investor’s account, the Fund reserves the right to close the investor’s account.

74

Purchasing additional shares

Once investors residing in the U.S. have an existing account, they can make additional investments at any time in any amount in the following ways:

»Through a financial representative. The investor’s advisor will be responsible for furnishing all necessary documents to the Investor Servicing Agent, and may charge investors for his or her services.

»Through Putnam’s Systematic Investing Program. Investors can make regular investments weekly, semi-monthly or monthly through automatic deductions from the investor’s bank checking or savings account.

»Via the Internet or phone. If an investor has an existing Putnam fund account and has completed and returned an Electronic Investment Authorization Form, the investor can buy additional shares online at www.putnam.com or by calling the Investor Servicing Agent at 1-800-225-1581.

» By mail. An investor may also request a book of investment stubs for the investor’s account. The investor would complete an investment stub and write a check for the amount the investor wishes to invest, payable to the Fund, then return the check and investment stub to the Investor Servicing Agent.

By wire transfer. An investor may buy Fund shares by bank wire transfer of same-day funds. An investor would call Putnam Investor Services at 1-800-225-1581 for wiring instructions. Any commercial bank can transfer same-day funds by wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund's designated bank before the close of regular trading on the New York Stock Exchange. An investor’s bank may charge for wiring same-day funds. Although the Fund's designated bank does not currently charge for receiving same-day funds, it reserves the right to charge for this service. An investor cannot buy shares for tax-qualified retirement plans by wire transfer.

The Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

Each share class of the Fund represents investments in the same portfolio of securities, but each has its own sales charge and expense structure. Only class M shares are offered in Japan. Here is a summary of class M shares:

»Initial sales charge of up to 3.25% (sales charges may differ for shares purchased in Japan)

75

»Lower sales charges available for investments of $50,000 or more

»No deferred sales charge (except that a deferred sales charge of 0.40% may be imposed on certain redemptions of shares bought without an initial sales charge)

»Lower annual expenses, and higher dividends, than class B or C shares (not offered in Japan) because of lower 12b-1 fees

»Higher annual expenses, and lower dividends, than class A shares (not offered in Japan) because of higher 12b-1 fees

»No conversion to class A shares (not offered in Japan), so future 12b-1 fees do not decline over time

»Orders for class M shares of one or more Putnam funds, other than class M shares sold to qualified employee-benefit plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (not sold in Japan) (as described below), is $500,000 or more. Investors considering cumulative purchases of $500,000 or more should consider whether class A shares (not offered in Japan) would be more advantageous and consult their financial representative.

Initial sales charges for class M shares

	Class M sales charge
	as a percentage of*:

Amount of purchase at
offering price ($)	Net amount invested	Offering price**

Under 50,000	3.36%	3.25%

50,000 but under 100,000	2.30	2.25

100,000 but under 250,000	1.27	1.25

250,000 but under 500,000	1.01	1.00

500,000 and above	NONE	NONE

* Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges an investor pays may be more or less than these percentages.

** Offering price includes sales charge.

76

The Fund offers two principal ways for an investor to qualify for discounts on initial sales charges on class M shares, often referred to as “breakpoint discounts:”

•Right of accumulation. An investor can add the amount of their current purchases of class A (not available in Japan) or class M shares of the Fund and other Putnam funds to the value of their existing accounts in the Fund and other Putnam funds. Individuals can also include purchases by, and accounts owned by, their spouse and minor children, including accounts established through different financial representatives. For an investor’s current purchases, an investor will pay the initial sales charge applicable to the total value of the linked accounts and purchases, which may be lower than the sales charge otherwise applicable to each of their current purchases. Shares of Putnam money market funds, other than money market fund shares acquired by exchange from other Putnam funds, are not included for purposes of the right of accumulation.

To calculate the total value of an investor’s existing accounts and any linked accounts, the Fund will use the higher of (a) the current maximum public offering price of those shares or (b) if the investor purchased the shares after December 31, 2007, the initial value of the total purchases, or, if the investor held the shares on December 31, 2007, the market value at maximum public offering price on that date, in either case, less the market value on the applicable redemption date of any of those shares that the investor has redeemed.

•Statement of intention. A statement of intention is a document in which an investor agrees to make purchases of class A (not offered in Japan) or class M shares in a specified amount within a period of 13 months. For each purchase an investor makes under the statement of intention an investor will pay the initial sales charge applicable to the total amount an investor has agreed to purchase. While a statement of intention is not a binding obligation on an investor, if the investor does not purchase the full amount of shares within 13 months, the Fund will redeem shares from an investor’s account in an amount equal to the difference between the higher initial sales charge an investor would have paid in the absence of the statement of intention and the initial sales charge an investor actually paid.

Account types that may be linked with each other to obtain breakpoint discounts using the methods described above include:

77

•Individual accounts

•Joint accounts

•Accounts established as part of a retirement plan and IRA accounts (some restrictions may apply)

•Shares of Putnam funds owned through accounts in the name of an investor’s dealer or other financial intermediary (with documentation identifying beneficial ownership of shares)

•Accounts held as part of a Section 529 college savings plan managed by the Investment Management Company (some restrictions may apply)

In order to obtain a breakpoint discount, an investor should inform their financial representative at the time the investor purchases shares of the existence of other accounts or purchases that are eligible to be linked for the purpose of calculating the initial sales charge. The Fund or an investor’s financial representative may ask an investor for records or other information about other shares held in the investor’s accounts and linked accounts, including accounts opened with a different financial representative. Restrictions may apply to certain accounts and transactions. Further details about breakpoint discounts can be found on Putnam Investments Website at putnam.com/individual by selecting Investment Choices, then Mutual Funds, and then Pricing policies.

The Principal Underwriter received $56,962, $14,594and $16,886 in total front-end sales charges for Class M shares for fiscal years 2009, 2010 and 2011, respectively, of which it retained $4,220, $1,498 and $1,837 respectively, after dealer concessions.

A deferred sales charge of 0.40% may apply to class M shares purchased without a sales charge for certain rollover IRA accounts if redeemed within one year of purchase. Deferred sales charges will be based on the lower of the shares’ cost and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. An investor may sell shares acquired by reinvestment of distributions without a charge at any time.

b. Sales in Japan

78

It is agreed and understood that the Shares of the Fund shall be offered by the Distributor to non-U.S. persons in Japan only and not to any “U.S. Person” as such person is defined below. In addition, if a shareholder becomes a U.S. Person after purchasing shares, the shareholder may hold shares continuously pursuant to the Account Contract (as defined below) but may not purchase additional shares from the Distributor in Japan.

A “U.S. Person” means any of the following: (1) a citizen or resident of the United States for U.S. federal income tax purposes; (2) a corporation, partnership or other legal entity organized under the law of the United States or any of its political subdivisions; (iii) any estate or trust which is subject to United States federal income taxation regardless of the source of its income. For purposes of this definition, the “United States” means the United States of America and any of its states, territories, possessions or the District of Columbia.

In Japan, shares of the Fund are offered on any business day and on any business day of the financial instruments company in Japan during the subscription period mentioned in “7. Period of Subscription, Part I Information Concerning Securities” of a securities registration statement pursuant to the terms set forth in “Part I. Information Concerning Securities” of the relevant securities registration statement. A Distributor or a Sales Handling Company shall provide to the investors a contract Concerning a Foreign Securities Transactions Account and other prescribed contracts (the “Account Contract”) and receive from such investors an application for requesting the opening of a transactions account under the Account Contract. The purchase shall be made in the minimum investment of 300 Shares and in integral multiples of 100 Shares for the initial subscription and of 100 Shares and integral multiples of 100 Shares for any subsequent subscription. Provided, however, even in the case of the subsequent subscription, a Shareholder shall hold 300 Shares or more after the subscription.

The issue price for Shares during the subscription period shall be, in principal, the net asset value per Share next calculated on the day on which the Fund has received such application. The Trade Day in Japan is the day when the Distributor or the Sales Handling Company confirms the execution of the order (ordinarily the business day in Japan next following the placement of orders), and the payment and delivery shall be made on the fourth business day after and including the Trade Day. The public offering price means the amount calculated by dividing the net asset value by (1-0.0325) and rounded to two decimal places. The sales charge in Japan is 3.15% (3% before consumption tax) of the amount obtained by deduction of the amount equivalent to 3% of

79

the public offering price from such price (hereinafter referred to as the “Sales Price”). Any amount (understood to be 0.25% of net asset value) which is over the net asset value of the Sales Price shall be retained by the Principal Underwriter of the Fund.

The investors who have entrusted a Distributor or a Sales Handling Company with safekeeping of the certificates for Fund Shares will receive Trade Balance Report on Shares etc. In such case payment shall be made in yen in principal and the applicable exchange rate shall be the exchange rate which shall be based on the foreign exchange rate quoted in the Tokyo Foreign Exchange Market on the Trade Day and which shall be determined by the Distributor or the Sales Handling Company. The payment may be made in dollars to the extent that the Distributor or the Sales Handling Company can agree.

In addition, a Distributor or the Sales Handling Company who is a member of the Japan Securities Dealers’ Association cannot continue sales of the Shares in Japan when the net assets of the Fund are less than ¥100,000,000 or the Shares otherwise cease to comply with the “Standards of Selection of Foreign Investment Fund Securities” in the “Regulations Concerning the Transaction of Foreign Securities” established by the Association.

Distribution (12b-1) plans

The Fund has adopted distribution plans to pay for the marketing of Fund shares and for services provided to shareholders. The plans provide for payments at the annual rate (based on average net assets) of up to 1.00% on class M shares. The Trustees currently limit payments on class M shares to 0.50% of average net assets. Because these fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of an investor’s investment. The higher fees for class M shares may cost investors more than paying the initial sales charge for class A shares (not available in Japan). Because class M shares, unlike class B shares (not available in Japan), do not convert to class A shares, class M shares may cost investors more over time than class B shares.

2. Procedures for Repurchase of Shares, etc.:

a. Repurchase or exchange in the United States

Investors residing in the U.S. can sell their shares back to the Fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange (“NYSE”) is open, either through the investor’s financial representative or directly to the Fund. If an investor redeems their shares

80

shortly after purchasing them, redemption payments for the shares may be delayed until the Fund collects the purchase price of the shares, which may be up to 10 calendar days after the purchase date.

Regarding exchanges, not all Putnam funds offer all classes of shares or may be open to new investors. If an investor exchanges shares otherwise subject to a deferred sales charge, the transaction will not be subject to the deferred sales charge. When an investor redeems the shares acquired through the exchange, however, the redemption may be subject to the deferred sales charge, depending upon when the investor originally purchased the shares. The deferred sales charge will be computed using the schedule of any fund into or from which the investor has exchanged their shares that would result in the investor paying the highest deferred sales charge applicable to the investor’s class of shares. For purposes of computing the deferred sales charge, the length of time an investor has owned their shares will be measured from the date of original purchase, unless the investor originally purchased the shares from another Putnam fund that does not directly charge a deferred sales charge, in which case the length of time the investor has owned their shares will be measured from the date the investor exchanged those shares for shares of another Putnam fund that does not charge a deferred sales charge, and will not be affected by any subsequent exchanges among funds.

Selling or exchanging shares through an investor’s financial representative. An investor’s representative must receive the investor’s request in proper form before the close of regular trading on the NYSE for the investor to receive that day’s NAV, less any applicable deferred sales charge. The investor’s representative will be responsible for furnishing all necessary documents to the Investor Servicing Agent on a timely basis and may charge the investor for his or her services.

Selling or exchanging shares directly with the Fund. The Investor Servicing Agent must receive an investor’s request in proper form before the close of regular trading on the NYSE in order to receive that day’s NAV, less any applicable deferred sales charge.

81

By mail. An investor may send a letter of instruction signed by all registered owners or their legal representatives to the Investor Servicing Agent. If an investor has certificates for the shares the investor wants to sell or exchange, the investor must return them unendorsed with a letter of instruction.

By telephone. An investor may use Putnam’s telephone redemption privilege to redeem shares valued at less than $100,000 unless the investor has notified the Investor Servicing Agent of an address change within the preceding 15 days, in which case other requirements may apply. Unless an investor indicates otherwise on the account application, the Investor Servicing Agent will be authorized to accept redemption instructions received by telephone. A telephone exchange privilege is currently available for amounts up to $500,000. Sale or exchange of shares by telephone is not permitted if there are certificates for the shares. The telephone redemption and exchange privileges may be modified or terminated without notice.

Via the Internet. An investor may also exchange shares via the Internet at putnam.com/individual.

Shares held through an employer’s retirement plan. An investor should consult with their employer for information on how to sell or exchange shares of the Fund that were purchased through the employer’s retirement plan, including any restrictions and charges that the plan may impose.

Additional requirements. In certain situations, for example, if an investor sells shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, the Investor Servicing Agent usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or surviving joint owner. Investors should contact the Investor Servicing Agent for more information concerning Putnam’s signature guarantee and documentation requirements.

The Fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which an investor would like to exchange may also reject the investor’s exchange. These actions may apply to

82

all shareholders or only to those shareholders whose exchanges the Investment Management Company determines are likely to have a negative effect on the Fund or other Putnam funds. Investors should consult the Investor Servicing Agent before requesting an exchange. An investor may ask their financial representative or the Investor Servicing Agent for prospectuses of other Putnam funds. Some Putnam funds are not available in all states in the United States.

Payment Information. The Fund generally sends an investor payment for the investor's shares the business day after the investor’s request is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by U.S. federal securities laws. Investors will not receive interest on uncashed redemption checks.

Redemption by the Fund.

If an investor owns fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may redeem the investor’s shares without the investor’s permission and send the investor the proceeds after providing the recordholder of these shares with at least 60 days' notice to attain the minimum. To the extent permitted by applicable law, the Fund may also redeem shares if the investor owns more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

Risks of excessive short-term trading. Excessive short-term trading activity may reduce the Fund’s performance and harm all Fund shareholders by interfering with portfolio management, increasing the Fund’s expenses and diluting the Fund’s net asset value. Depending on the size and frequency of short-term trades in the Fund’s shares, the Fund may experience increased cash volatility, which could require the Fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold otherwise. The need to execute additional portfolio transactions due to these cash flows may also increase the Fund’s brokerage and administrative costs and,

83

for investors in taxable accounts, may increase taxable distributions received from the Fund.

Because the Fund invests in non-U.S. securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Fund’s investments that result from events occurring after the close of the non-U.S. markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the Fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

Because the Fund invests in securities that may trade infrequently or may be more difficult to value, such as lower-rated bonds, it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments. In addition, the market for lower-rated bonds may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders. Because lower-rated debt may be less liquid than higher-rated debt, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.

Fund policies. In order to protect the interests of long-term shareholders of the Fund, the Investment Management Company and the Fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The Fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. In addition, the Investment Management Company monitors activity in those shareholder accounts about which it possesses the necessary information in order to detect excessive short-term trading patterns and takes steps to deter excessive short-term traders.

84

Account monitoring. The Investment Management Company’s Compliance Department currently uses multiple reporting tools to monitor activity in retail customer accounts for which the Investor Servicing Agent maintains records. This review is based on the Fund’s internal parameters for detecting excessive short-term trading, which consider the number of “round trip” transactions above a specified dollar amount within a specified period of time. These parameters may change from time to time. If a monitored account engages in short-term trading that the Investment Management Company or the Fund considers to be excessive or inappropriate, the Investment Management Company will issue the record holder of these Fund shares and the recordholder’s financial intermediary, if any, a written warning. Continued excessive short-term trading activity by an investor or intermediary that has received a warning may lead to the termination of the exchange privilege. The Fund also reserves the right to terminate the exchange privilege without a warning. In addition, the Investment Management Company will also communicate instances of excessive short-term trading to the compliance staff of the investor’s broker, if one is identified.

Account restrictions. In addition to enforcing these exchange parameters, the Investment Management Company and the Fund reserve the right to reject or restrict purchases or exchanges for any reason. The Investment Management Company or the Fund may determine that an investor’s trading activity is excessive or otherwise potentially harmful based on various factors, including an investor’s or financial intermediary’s trading history in the Fund, other Putnam funds or other investment products, and may aggregate activity in multiple accounts under common ownership or control. If the Fund identifies an investor or intermediary as a potential excessive trader, it may, among other things, require further trades to be submitted by mail rather than by phone or over the Internet, impose limitations on the amount, number, or frequency of future purchases or exchanges, or temporarily or permanently bar the investor or intermediary from investing in the Fund or other Putnam funds. The Fund may take these steps in its discretion even if the investor’s activity may not have been detected by the Fund’s current monitoring parameters.

85

Limitations on the Fund’s policies. There is no guarantee that the Fund will be able to detect excessive short-term trading in all accounts. For example, the Investment Management Company currently does not have access to sufficient information to identify each investor’s trading history, and in certain circumstances there are operational or technological constraints on its ability to enforce the Fund’s policies. In addition, even when the Investment Management Company has sufficient information, its detection methods may not capture all excessive short-term trading.

In particular, many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with the Fund. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers and third-party administrators. The Fund is generally not able to identify trading by a particular beneficial owner within an omnibus account, which makes it difficult or impossible to determine if a particular shareholder is engaging in excessive short-term trading. The Investment Management Company monitors aggregate cash flows in omnibus accounts on an ongoing basis. If high cash flows or other information indicate that excessive short-term trading may be taking place, the Investment Management Company will contact the financial intermediary, plan sponsor or recordkeeper that maintains accounts for the beneficial owner and attempt to identify and remedy any excessive trading. However, the Fund’s ability to monitor and deter excessive short-term traders in omnibus accounts ultimately depends on the capabilities and cooperation of these third-party financial firms. A financial intermediary or plan sponsor may impose different or additional limits on short-term trading.

b. Repurchase in Japan

Shareholders in Japan may at any time request repurchase of their Shares without a contingent deferred sales charge. Repurchase requests in Japan may be made to the Investor Servicing Agent through the Distributor or the Sales Handling Company on a Fund business day that is business day of the

86

financial instruments companies in Japan. The repurchase shall be made in integral multiples of 100 shares.

The price a shareholder in Japan will receive is the next net asset value calculated after the Fund receives the repurchase request from Mitsubishi UFJ Morgan Stanley, provided the request is received before the close of regular trading on the New York Stock Exchange (“NYSE”). The payment of the price shall be made in yen through the Distributor or the Sales Handling Company pursuant to the Account Contracts or, if the Distributor or the Sales Handling Company agrees, in dollars. The payment for repurchase proceeds shall be made on the fourth business day of financial instruments companies in Japan after and including the Trade Day.

c. Suspension of Repurchase:

The Fund may not suspend shareholders’ right of redemption, or postpone payment for more than seven days, unless the NYSE is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the NYSE is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for protection of investors.

3. Outline of Management of Assets, etc.:

(1) Valuation of assets:

The price of the Fund's shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the NYSE each day the exchange is open.

The Fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value, which may differ from recent market prices. Market quotations are not considered to be readily available for many debt securities. These securities are generally valued at fair value on the basis of valuations provided by an independent pricing service approved by the Fund’s Trustees or a dealer selected

87

by the Investment Management Company. Pricing services and dealers determine valuations for normal institutional-size trading units of such securities using information with respect to transactions in the bond being valued, market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. To the extent a pricing service or dealer is unable to value a security or provides a valuation which the Investment Management Company does not believe accurately reflects the security's fair value, the security will be valued at fair value by the Investment Management Company.

The Fund translates prices for its investments quoted in non-U.S currencies into U.S. dollars at current exchange rates, which are generally determined as of 4:00 p.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Fund's NAV. Because non-U.S. markets may be open at different times than the NYSE, the value of the Fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Fund's non-U.S. fixed-income investments occur between the close of non-U.S. markets and the close of regular trading on the NYSE, these investments will also be valued at their fair value. As noted above, the value determined for an investment using the Fund’s fair value pricing procedures may differ from recent market prices for the investment.

If the Investment Management Company identifies a pricing error in the Fund's net asset value calculation, a corrective action may be taken in accordance with the Investment Management Company's pricing procedures. If the pricing error affects the net asset value of the Fund by less than one cent per share, the error is not considered material, and no action is necessary. If the pricing error affects the net asset value of the Fund by one cent per share or more, and subject to review of the general facts and circumstances of the pricing error, the Fund will not reprocess a shareholder account if i) the error in the net asset value calculation is less than 0.5% of net assets per share or (ii) the indicated adjustment to the account is less than $25. Conversely, the Fund will adjust a shareholder account if (i) an error is 0.5% or more of net assets per share, and (ii) the indicated adjustment to the account is $25 or more.

88

(2) Custody of Shares:

Share certificates shall be held by shareholders at their own risk.

The custody of the share certificates (if issued) representing shares sold to Japanese Shareholders shall, unless otherwise instructed by the Shareholder, be held, in the name of the custodian, by the custodian of Mitsubishi UFJ Morgan Stanley Securities Co., Ltd. Trade Balance Report on Shares, etc. shall be delivered by the Sales Handling Company to the Japanese Shareholders.

(3) Duration:

Unless terminated, the Fund shall continue without limitation of time.

(4) Accounting Period:

The accounts of the Fund will be closed each year on October 31st.

(5). Miscellaneous:

a. Liquidation

The Fund may be terminated at any time by vote of Shareholders holding at least 66 2/3% of the Shares entitled to vote or by the Trustees of the Fund by written notice to the Shareholders.

b. Authorized Shares:

There is no prescribed authorized number of shares, and shares may be issued from time to time.

c. Issue of Warrants, Subscription Rights, etc.:

The Fund may not grant privileges to purchase shares of the Fund to shareholders or investors by issuing warrants, subscription rights or options, or other similar rights.

d. How Performance Is Shown:

Fund advertisements may, from time to time, include performance information. “Yield” is calculated by dividing the annualized net investment income per share during a recent 30-day period by the maximum public offering price per share on the last day of that period.

89

For purposes of calculating yield, net investment income is calculated in accordance with SEC regulations and may differ from net investment income as determined for financial reporting purposes. SEC regulations require that net investment income be calculated on a “yield-to-maturity” basis, which has the effect of amortizing any premiums or discounts in the current market value of fixed-income securities. The current dividend rate is based on net investment income as determined for tax purposes, which may not reflect amortization in the same manner.

Yield is based on the price of the shares, including the maximum initial sales charge.

“Total return” for the one-, five- and ten-year periods (or for such shorter periods as the Fund has been in operation or shares of the relevant class have been outstanding) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the Fund invested at the maximum public offering price (in the case of class M shares). Total return may also be presented for other periods or based on investment at reduced sales charge levels. Any quotation of investment performance not reflecting the maximum initial sales charge or contingent deferred sales charge would be reduced if the sales charge were used. For the one-year, five-year and ten-year periods ended October 31, 2011, the average annual total return for Class M shares of the Fund was -2.01%, 7.21% and 7.22% at public offering price, respectively. Returns for Class M shares reflect the deduction of the current maximum initial sales charge of 3.25% for Class M shares. The 30-day SEC yield for the Class M shares of the Fund at public offering price (POP), for the period ended October 31, 2011 was 3.24%.

All data are based on past investment results and do not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, portfolio composition, Fund operating expenses and which class of shares the investor purchases. Investment performance also often reflects the risks associated with the Fund’s investment objectives and policies. These factors should be considered when comparing the Fund’s investment results with those of other mutual funds and other investment vehicles.

90

Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect. Fund performance may be compared to that of various indexes.

e. The Procedures Concerning Amendments to Agreement and Declaration of Trust and Concerning Novation of Agreements Concluded Between the Related Companies, etc.:

(i) Agreement and Declaration of Trust:

Originals or copies of the Agreement and Declaration of Trust, as amended, are on file in the United States with the Secretary of The Commonwealth of Massachusetts and with the Clerk of the City of Boston.

The Agreement and Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by vote of shareholders holding a majority of the shares entitled to vote, except that an amendment which shall affect the holders of one or more series or classes of shares but not the holders of all outstanding series and classes shall be authorized by vote of the shareholders holding a majority of the shares entitled to vote of each series and class affected and no vote of shareholders of a series or class not affected shall be required. Amendments having the purpose of changing the name of the Trust or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by shareholder vote.

In Japan, in the case where the Agreement and Declaration of Trust is to be amended and the amendment is significant, etc., the Fund shall notify in writing the shareholders known in Japan of the contents of the amendment and the reasons for the amendment, etc. before such amendment.

(ii) Bylaws:

The Bylaws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such a majority.

(iii) Management Contract

The Management Contract became effective January 1, 2010 and will remain in full force and effect as to the Fund continuously thereafter (unless terminated as set forth below) through June 30, 2010, and will continue in

91

effect from year to year thereafter so long as its continuance is approved at least annually by (i) the Trustees, or Fund shareholders by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Trustees who are not interested persons of the Fund or of the Investment Management Company, by vote cast in person at a meeting called for the purpose of voting on such approval.

Either the Fund or the Investment Management Company may at any time terminate the Management Contract as to the Fund by not less than 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to the other party. Action with respect to the Fund may be taken either (i) by vote of a majority of the Trustees or (ii) by the affirmative vote of a majority of the outstanding shares of the Fund.

Under certain circumstances provided for in the contract, the Management Contract will automatically terminate, without the payment of any penalty, in the event of its assignment.

(iv) Master Custodian Agreement

The Custodian Agreement with State Street became effective as of January 1, 2007 and shall continue in full force and effect for an initial term of four (4) years from such effective date, and shall automatically renew for additional consecutive three (3) year terms, unless either party gives one hundred eighty (180) days’ prior written notice to the other party of its intent not to renew. If the Custodian Agreement is terminated (the effective date of such termination being referred to as the “Termination Date”), the Custodian shall, at the reasonable request of the Fund, and subject to the consent of the Custodian (which consent shall not be unreasonably withheld or delayed), continue to provide services hereunder for a period (the “Extension Period”) not to exceed ninety (90) days from the Termination Date, and the compensation payable to the Custodian for its services and expenses during such Extension Period shall not exceed one hundred and five percent (105%) (per annum) of the compensation last agreed upon by the Fund and the Custodian and in effect immediately prior to the Termination Date.

(v) Sub-Management Contract

The sub-management contract may be terminated without penalty by a majority vote of the Trustees or the shareholders of the Fund, or by the Sub-Investment Management Company or the Investment Management Company, on 30 days’ written notice. The

92

sub-management contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not “interested persons” of the Investment Management Company or the Fund. The sub-management contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of the Investment Management Company or the Fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

(vi) Amended and Restated Investor Servicing Agreement

The Amended and Restated Investor Servicing Agreement shall continue indefinitely until terminated by not less than ninety (90) days prior written notice given by the Fund to the Investor Servicing Agent, or by not less than six months prior written notice given by the Investor Servicing Agent to the Fund.

In the event that in connection with any such termination a successor to any of the Investor Servicing Agent's duties or responsibilities under the Amended and Restated Investor Servicing Agreement is designated by the Fund by written notice to the Investor Servicing Agent, the Investor Servicing Agent will cooperate fully in the transfer of such duties and responsibilities, including provision for assistance by the Investor Servicing Agent's personnel in the establishment of books, records and other data by such successor. The Fund will reimburse the Investor Servicing Agent for all expenses incurred by the Investor Servicing Agent in connection with such transfer.

(vii) Master Sub-Accounting Servicing Agreement

The Master Sub-Accounting Servicing Agreement dated January 1, 2007 will remain in full force and effect for an initial term of 7 years from the date of execution, and shall automatically renew for additional consecutive 3 year terms, unless either party gives 180 days' prior written notice to the other party of its intent not to renew. This Agreement shall be modified or amended from time to time by mutual written agreement of the parties to this Agreement.

(viii) Agent Securities Company Agreement

The Agent Securities Company Agreement shall be effective until terminated upon notice, thirty (30) days prior to the termination date, in writing to the other party to the

93

Agreement, subject to the appointment of a successor agent company for the Fund in Japan insofar as such appointment is required in Japan.

(ix) Japan Dealer Sales Contract

Either party may terminate the Japan Dealer Sales Contract, without cause, upon 30 days written notice to the other party. Either party may also terminate the Contract for cause upon the violation by the other party of any of the provisions; such termination to become effective on the date such notice of termination is mailed to the other party.

4. Rights of Shareholders, etc.:

(1) Rights of Shareholders, etc.

Shareholders must register their shares in their own name in order to exercise directly their rights as shareholders. Therefore, the shareholders in Japan who entrust the custody of their shares to the Sales Handling Company cannot exercise directly their shareholder rights, because their shares are registered in the name of the custodian. Shareholders in Japan may have the Handling Securities Companies exercise their rights on their behalf in accordance with the Account Agreement with the Handling Securities Company.

Shareholders in Japan who do not entrust the custody of their shares to the Handling Securities Company may exercise their rights in accordance with their own arrangement under their own responsibility.

The major rights enjoyed by Shareholders are as follows:

(i) Voting rights

Each share has one vote, with fractional shares voting proportionally. Shares of each class will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Fund were liquidated, would receive the net assets of the Fund.

The Fund may suspend the sale of shares at any time and may refuse any order to purchase shares from the fund.

Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

94

(ii) Repurchase rights

Shareholders are entitled to request repurchase of shares at their Net Asset Value at any time.

(iii) Rights to receive dividends

Shareholders are entitled to receive any distribution declared by the Trustees. Distributions are normally made from net investment income monthly and from any net realized capital gains annually. Distributions from net capital gains are made after applying any available capital loss carryovers.

Shareholders may choose to reinvestment distributions, capital gains or both in additional shares of the Fund or other Putnam funds, or they may receive them in cash in the form of a check or an electronic deposit to a bank account.

(iv) Right to receive distributions upon dissolution

Shareholders of the Fund are entitled to receive distributions upon dissolution in proportion to the number of shares then held by them, except as otherwise required.

(v) Right to inspect accounting books and the like

Shareholders are entitled to inspect the Agreement and Declaration of Trust in the offices of the Secretary of The Commonwealth of Massachusetts, the accounting books at the discretion of a court having jurisdiction over the Fund and the minutes of any shareholders’ meetings.

(vi) Right to transfer shares

Shares are transferable without restriction except as limited by applicable law.

(vii) Rights with respect to the U.S. registration statement

If, under the 1933 Act, there is at the time it became effective any material false or misleading statement in the U.S. registration statement, or any omission of any material statement required to be stated therein or necessary to cause the statements therein to be materially misleading, shareholders are generally entitled to institute a lawsuit against the person who had signed the relevant Registration Statement, the trustees of the issuer (or any person placed in the same position), any person involved in preparing such Statement or any underwriter of the relevant shares.

95

(2) Foreign Exchange Control in U.S.A.:

In the United States, there are no foreign exchange control restrictions on remittance of dividends or repurchase money of the Shares to Japanese shareholders.

(3) Agent in Japan:

Mori Hamada & Matsumoto
Marunouchi Park Building,
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo

The foregoing law firm is the true and lawful agent of the Fund to represent and act for the Fund in Japan for the purpose of;

a. the receipt of any and all communications, claims, actions, proceedings and processes as to matters involving problems under the laws and the rules and regulations of the JSDA and

b. representation in and out of court in connection with any and all disputes, controversies or differences regarding the transactions relating to the public offering, sale and repurchase in Japan of the Shares of the Fund.

The agent for the registration with the Director of Kanto Local Finance Bureau of Ministry of Finance and the continuous disclosure and with the Commissioner of Financial Services Agency is each of the following persons:

Harume Nakano
Ken Miura
Attorneys-at-law
Mori Hamada & Matsumoto
Marunouchi Park Building,
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo

(4) Jurisdiction:

The Fund acknowledges that the following court shall have jurisdiction over litigations related to transactions in the Shares of the Fund acquired by Japanese investors:

96

Tokyo District Court
1-4, Kasumigaseki 1-chome
Chiyoda-ku, Tokyo

Enforcement Proceedings of a final and definitive judgement on such litigation will be conducted in accordance with the applicable laws of the relevant jurisdiction.

97

III. FINANCIAL CONDITIONS OF THE FUND

1. FINANCIAL STATEMENTS

[Omitted, in Japanese version, reports of independent accountants, financial statements, financial highlights, notes to financial statements and the portfolio of the Fund and Japanese translations thereof are incorporated here]

2. CONDITION OF THE FUND

Statement of Net Assets (unaudited)

		(As of the end of January, 2012)

			JPY
		USD (except for d.)	(in thousands, except for d. and e.)

a.	Total Assets	$455,639,075	34,801,713

b.	Total Liabilities	$92,784,617	7,086,889

c.	Total Net Assets
	(a-b)	$362,854,458	27,714,824

d.	Total Number of Shares
	Outstanding

	Class A	16,840,398	Shares

	Class B	929,411	Shares

	Class C	3,077,920	Shares

	Class M	1,304,677	Shares

	Class R	330,610	Shares

	Class Y	6,414,040	Shares

e.	Net Asset Value
	per Share

	Class A	$12.57	960.10

	Class B	$12.51	955.51

	Class C	$12.52	956.28

	Class M	$12.46	951.69

	Class R	$12.55	958.57

	Class Y	$12.57	960.10

98

IV. SUMMARY OF INFORMATION CONCERNING THE EXERCISE OF RIGHTS BY HOLDERS OF FOREIGN INVESTMENT FUND SECURITIES

1. Transfer of the Shares

The transfer agent for the registered share certificates is Putnam Investor Services, Inc., with an address of One Post Office Square, Boston, Massachusetts 02109, U. S. A.

The Japanese investors who entrust the custody of their shares to a Sales Handling Company shall have their shares transferred under the responsibility of such company, and the other investors shall make their own arrangements.

No fee is chargeable for the transfer of shares.

2. There are no annual shareholders’ meetings. Special shareholders’ meetings may be held from time to time as required by the Agreement and Declaration of Trust and the 1940 Act.

3. No special privilege is granted to shareholders.

The acquisition of shares by any person may be restricted.

99

PART III. SPECIAL INFORMATION

I. OUTLINE OF THE MANAGEMENT COMPANY

1. Outline of the Management Company

(1). Fund

Amount of Capital Stock

Not applicable.

Structure of the Management of the Fund

The Trustees are responsible for generally overseeing the conduct of the Fund’s business. The Agreement and Declaration of Trust provides that they shall have all powers necessary or convenient to carry out that responsibility. The number of Trustees is fixed by the Trustees and may not be less than three. A Trustee may be elected either by the Trustees or by the shareholders. At any meeting called for the purpose, a Trustee may be removed by vote of two-thirds of the outstanding shares of the Trust. Each Trustee elected by the Trustees or the shareholders shall serve until he or she retires, resigns, is removed, or dies or until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.

The Trustees of the Fund are authorized by the Agreement and Declaration of Trust to issue shares of the Fund in one or more series, each series being preferred over all other series in respect of the assets allocated to that series. The Trustees may, without shareholder approval, divide the shares of any series into two or more classes, with such preferences and special or relative rights and privileges as the Trustees may determine.

Under the Agreement and Declaration of Trust the shareholders shall have power, as and to the extent provided therein, to vote only (i) for the election of Trustees, to the extent provided therein (ii) for the removal of Trustees, to the extent provided therein (iii) with respect to any investment adviser, to the extent provided therein (iv) with respect to any termination of the Fund, to the extent provided therein (v) with respect to certain amendments of the Agreement and Declaration of Trust, (vi) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or the shareholders,

100

and (vii) with respect to such additional matters relating to the Fund as may be required by the Agreement and Declaration of Trust, the Bylaws of the Trust, or any registration of the Fund with the SEC (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Certain of the foregoing actions may, in addition, be taken by the Trustees without vote of the shareholders of the Fund.

On any matter submitted to a vote of shareholders, all shares of the Fund then entitled to vote, except as otherwise provided in the Bylaws, are voted in the aggregate as a single class without regard to series or classes of shares, except (1) when required by the 1940 Act, as amended, or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares are voted by individual series or class; and (2) when the Trustees have determined that the matter affects only the interests of one or more series or classes, then only shareholders of such series or classes are entitled to vote thereon. There is no cumulative voting in the election of Trustees.

Meetings of shareholders may be called by the Clerk whenever ordered by the Trustees, the Chairman of the Trustees, or requested in writing by the holder or holders of at least one-tenth of the outstanding shares entitled to vote at the meeting. Written notice of any meeting of shareholders must be given by mailing the notice at least seven days before the meeting. Thirty percent of shares entitled to vote on a particular matter is a quorum for the transaction of business on that matter at a shareholders’ meeting, except that, where any provision of law or of the Agreement and Declaration of Trust permits or requires that holders of any series or class vote as an individual series or class, then thirty percent of the aggregate number of shares of that series or class entitled to vote are necessary to constitute a quorum for the transaction of business by that series or class. For the purpose of determining the shareholders of any class or series of shares who are entitled to vote or act at any meeting, or who are entitled to receive payment of any dividend or other distribution, the Trustees are authorized to fix record dates, which may not be more then 90 days before the date of any meeting of shareholders or more than 60 days before the date of payment of any dividend or other distribution.

The Trustees are authorized by the Agreement and Declaration of Trust to adopt Bylaws not inconsistent with the Agreement and Declaration of Trust providing for the conduct of the business of the Fund. The Bylaws contemplate that the

101

Trustees shall elect a Chairman of the Trustees, the President, the Treasurer, and the Clerk of the Fund, and that other officers, if any, may be elected or appointed by the Trustees at any time. The Bylaws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such a majority.

Regular meetings of the Trustees may be held without call or notice at such places and at such times as the Trustees may from time to time determine. It shall be sufficient notice to a Trustee of a special meeting to send notice by mail at least forty-eight hours or by telegram at least twenty-four hours before the meeting or to give notice to him or her in person or by telephone at least twenty-four hours before the meeting.

At any meeting of Trustees, a majority of the Trustees then in office shall constitute a quorum. Except as otherwise provided in the Agreement and Declaration of Trust or Bylaws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting (a quorum being present), or by written consents of a majority of the Trustees then in office.

Subject to a favorable majority shareholder vote (as defined in the Agreement and Declaration of Trust), the Trustees may contract for exclusive or nonexclusive advisory and/or management services with any corporation, trust, association, or other organization.

The Agreement and Declaration of Trust contains provisions for the indemnification of Trustees, officers, and shareholders of the Fund under the circumstances and on the terms specified therein.

The Fund may be terminated at any time by vote of shareholders holding at least two-thirds of the shares entitled to vote or by the Trustees by written notice to the shareholders. Any series of shares may be terminated at any time by vote of shareholders holding at least two-thirds of the shares of such series entitled to vote or by the Trustees by written notice to the shareholders of such series.

The foregoing is a general summary of certain provisions of the Agreement and Declaration of Trust and Bylaws of the Trust, and is qualified in its entirety by reference to each of those documents.

(2) Putnam Investment Management, LLC. (Investment Management Company)

102

Outline of Investment Management Company:

1) Amount of Member’s Equity (as of the end of January, 2012: $141,392,562*(approximately JPY 10.8 billion)

2) Record of Amount of Member’s Equity (for the latest 5 years):

Year	Member’s Equity
End of 2007	$116,796,876
End of 2008	$58,526,939
End of 2009	$69,079,977
End of 2010	$82,851,104
End of 2011	$142,919,162*

*Unaudited

Structure of the Management of the Company

The Investment Management Company is ultimately managed by its managing members. The Sub-Investment Management Company is ultimately managed by its Board of Directors, which is elected by its shareholders.

Each fund managed by the Investment Management Company is managed by one or more portfolio managers. These managers, in coordination with analysts who research specific securities and other members of the relevant investment group (in the case of the Fund, the Investment Management Company’s Fixed Income Investments Group), provide a continuous investment program for the Fund and place all orders for the purchase and sale of portfolio securities.

The investment performance and portfolio of each Fund is overseen by its Board of Trustees, a majority of whom are not affiliated with the Investment Management Company. The Trustees meet periodically and review the performance of each fund with its manager at least annually.

103

In selecting portfolio securities for the Fund, the Investment Management Company looks for securities that represent attractive values based on careful issue-by-issue credit analysis and hundreds of on-site visits and other contacts with issuers every year. The Investment Management Company is one of the largest managers of high yield and other debt securities in the United States.

The members of the Investment Management Company’s Core Fixed-Income Team manage the Fund’s investments. The team members who are the Fund’s portfolio managers have primary responsibility for the day-to-day management of the Fund’s portfolio.

2. Description of Business and Outline of Operation

(1). Fund

The Fund may carry out any administrative and managerial act, including the purchase, sale, subscription and exchange of any securities and the exercise of all rights directly or indirectly pertaining to the Fund’s assets. The Fund has retained the Investment Management Company, the investment adviser, to render investment advisory services, the Custodian to hold the assets of the Fund in custody, and Putnam Investor Services, Inc. to act as the Investor Servicing Agent.

The Investment Management Company has retained its affiliate, the Sub-Investment Management Company, to manage a separate portion of the assets of the Fund. Subject to the supervision of the Investment Management Company, the Sub-Investment Management Company is responsible for making investment decisions for the portion of the assets of the Fund that it manages.

The Sub-Investment Management Company provides a full range of international investment advisory services to institutional and retail clients.

(2). Investment Management Company

The Investment Management Company is engaged in the business of providing investment management and investment advisory services to mutual funds. As of the end of January 31, 2012, the Investment Management Company managed, advised,

104

and/or administered the following 108 funds and fund portfolios (having an aggregate net asset value of approximately $61.6 billion):

		(as of the end of January 2012)
Country where Funds	Principal Characteristic	Number	Net Asset Value
are established or		of Funds	(million dollars)
managed

U.S.A.	Closed End Bond	5	$2,600.47
	Open End Balanced	17	$15,270.72
	Open End Bond	35	$24,023.47
	Open End Equity	51	$19,680.09
	Total	108	$61,574.75

3. Financial Conditions of the Management Company:

(1). Fund

the same as “IV Financial Conditions of the Fund” in “PART II DETAILED INFORMATION ON THE FUND.”

(2). Investment Management Company

[Omitted in this English Translation, in Japanese version, Independent Registered Public Accounting Firms Report, PIM’s financial statements and notes to financial statements and Japanese translations thereof are incorporated here]

4. Restrictions on Transactions with Interested Parties:

(1). Fund and Investment Management Company/ (2) Investment Management Company (PIM, LLC)

Portfolio securities of the Fund may not be purchased from or sold or loaned to any Trustee of the Fund, the Investment Management Company, acting as investment adviser of the Fund, or any affiliate thereof or any of their directors, officers, or employees, or any affiliated person thereof (including any shareholder who holds to the actual knowledge of the Investment Management Company, on his own account

105

whether in his own or other name (as well as a nominee’s name), 5% or more of the total issued outstanding shares of such a company) acting as principal or for their own account unless the transaction is made within the investment restrictions set forth in the Fund’s SRS and is consistent with the Fund’s current Compliance Policy pursuant to Rule 17a-7 under the Investment Company Act of 1940

5. Miscellaneous

(1) Fund

Changes of Trustees and Officers

Trustees may be removed or replaced by, among other things, a resolution adopted by a vote of two-thirds of the outstanding shares at a meeting called for the purpose. In the event of vacancy, the remaining Trustees may fill such vacancy by appointing for the remaining term of the predecessor Trustee such other person as they in their discretion shall see fit. The Trustees may add to their number as they consider appropriate. The Trustees may elect and remove officers as they consider appropriate.

Amendment to the Agreement and Declaration of Trust

Generally, approval of shareholders is required to amend the Agreement and Declaration of Trust, except for certain matters such as change of name, curing any ambiguity or curing any defective or inconsistent provision.

Litigation and Other Significant Events

The fiscal year end of the Fund is October 31. The Fund is established for an indefinite period and may be dissolved at any time by vote of the shareholders holding at least two-thirds of the shares entitled to vote or by the Trustees by written notice to shareholders.

(2). Investment Management Company

Election and Removal of Directors

Directors of the Investment Management Company are elected to office or removed from office by vote of either stockholders or directors, in accordance with Articles of Organization and By-Laws of Investment Management Company.

106

Results of operations

Officers are elected by the Board of Directors. The Board of Directors may remove any officer without cause.

Supervision by SEC of Changes in Directors and Certain Officers

The Investment Management Company files certain reports with the SEC in accordance with Sections 203 and 204 of the Investment Advisers Act of 1940, which reports, lists and provides certain information relating to directors and officers of the Investment Management Company.

Under Section 9 (b) of the 1940 Act the SEC may prohibit any director or officer from remaining in office if the SEC judges that such director or officer has willfully violated any provision of the federal securities law.

Amendment to the Limited Liability Company Agreement, Transfer of Business and Other Important Matters.

a. The Limited Liability Company Agreement of the Investment Management Company may be amended by the Member.

b. The Investment Management Company has no direct subsidiaries.

c. Under the Limited Liability Company Act of The State of Delaware, merger or transfer of business requires the consent of the Member.

d. The fiscal year end of the Investment Management Company is December 31.

Litigation and Other Significant Events.

In late 2003 and 2004, the Investment Management Company settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the Fund recorded a receivable of $28,748 related to restitution payments in connection with a distribution plan approved by the SEC. These allegations and related matters have

107

served as the general basis for certain lawsuits, including purported class action lawsuits against the Investment Management Company and, in a limited number of cases, some Putnam funds. In May 2011, the Fund received a payment of $526 related to settlement of those lawsuits. The Investment Management Company has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

108

II. OUTLINE OF THE OTHER RELATED COMPANIES

1. Putnam Investor Services, Inc. (Investor Servicing Agent)

(1) Amount of Capital

U.S$148,526,693* (approximately 11.3 billion Yen) as of December 31, 2011

* unaudited

(2) Description of Business

Putnam Investor Services, Inc. is a Massachusetts trust company and is an indirect wholly-owned subsidiary of Putnam Investments, LLC, parent of the Investment Management Company. Putnam Investor Services, Inc. has been providing paying agent and shareholder service agent services to mutual funds, including the Fund since January 1, 2009.

(3) Outline of Business Relationship with the Fund

Putnam Investor Services, Inc. provides transfer agent services and shareholder services to the Fund.

2. Putnam Retail Management Limited Partnership (the Principal Underwriter)

(1) Amount of Capital

U.S. $45,384,240* (approximately 3.4 billion Yen) as of December 31, 2011

* unaudited

(2) Description of Business

Putnam Retail Management Limited Partnership is the Principal Underwriter of the shares of Putnam Funds including the Fund.

(3) Outline of Business Relationship with the Fund

Putnam Retail Management Limited Partnership engages in providing marketing services to the Fund.

3. Mitsubishi UFJ Morgan Stanley Securities Co., Ltd. (Distributor in Japan and Agent Company)

(1) Amount of Capital

¥40.5 billion as of January 31, 2012

(2) Description of Business

109

The company engages in the first category finanical instruments business stipulated by the Finanical Instruments and Exchange Law of Japan.

(3) Outline of Business Relationship with the Fund

The company acts as a Distributor in Japan and Agent Company for the Fund in connection with the offering of shares in Japan.

4. Putnam Investments Limited (Sub-Investment Management Company)

(1) Amount of Capital

U.S. $34,101,507* (approximately JPY 2.6 billion) as of the end of December, 2011

* unaudited

(2) Description of Business:

Putnam Investments Limited is a United Kingdom corporation and is a wholly-owned indirect subsidiary of Putnam, LLC, parent company of Putnam Investment Management, LLC. PIL provides a full range of international investment advisory services to institutional and retail clients.

(3) Outline of Business Relationship with the Fund

Putnam Investments Limited provides investment advisory services for a portion of the Fund’s assets as determined by Putnam Investment Management, LLC.

5. State Street Bank and Trust Company (the Custodian and Sub-Accounting Agent)

(1) Amount of Capital

Total consolidated shareholder's equity: U.S. $18,494,464 thousand (JPY 1,412.6 billion) as of the end of December, 2011.

(2) Description of Business

State Street Bank and Trust Company is a Massachusetts trust company and is a wholly-owned subsidiary of State Street Bank Holding Company. State Street Bank and Trust Company has been providing custody services to mutual funds since 1924 and to the Fund since January 2007.

(3) Outline of Business Relationship with the Fund

State Street Bank and Trust Company provides custody and sub-accounting services to the Fund.

6. Capital Relationships

110

100% of the ownership interest in each of the Investment Management Company and the Sub-Investment Management Company is held indirectly by Putnam Investments, LLC.

111

III. OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS

OUTLINE OF THE SYSTEM OF BUSINESS TRUSTS IN MASSACHUSETTS

Below is an outline of certain general information about open-end U.S. investment companies. This outline is not intended to provide comprehensive information about such investment companies or the various laws, rules or regulations applicable to them, but provides only a brief summary of certain information which may be of interest to investors. The discussion below is qualified in its entirety by the complete registration statement of the Fund and the full text of any referenced statutes and regulations.

I. Massachusetts Business Trusts

A. General Information

Many investment companies are organized as Massachusetts business trusts. A Massachusetts business trust is organized pursuant to a declaration of trust, setting out the general rights and obligations of the shareholders, trustees, and other related parties. Generally, the trustees of the trust oversee its business, and its officers and agents manage its day-to-day affairs.

Chapter 182 of the Massachusetts General Laws applies to certain "voluntary associations", including many Massachusetts business trusts. Chapter 182 provides for, among other things, the filing of the declaration of trust with the Secretary of The Commonwealth of Massachusetts and the filing by the trust of an annual statement regarding, among other things, the number of its shares outstanding and the names and addresses of its trustees.

B. Shareholder Liability

112

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a trust. Typically, a declaration of trust disclaims shareholder liability for acts or obligations of the trust and provides for indemnification out of trust property for all loss and expense of any shareholder held personally liable for the obligations of a trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a particular trust would be unable to meet its obligations.

II. United States Investment Company Laws and Enforcement

A. General

In the United States, pooled investment management arrangements which offer shares to the public are governed by a variety of federal statutes and regulations. Most mutual funds are subject to these laws. Among the more significant of these statutes are:

1. Investment Company Act of 1940

The 1940 Act, in general, requires investment companies to register as such with the U.S. Securities and Exchange Commission (the "SEC"), and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.

2. Securities Act of 1933

The 1933 Act, in general, regulates the sale of securities. The 1933 Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

3. Securities Exchange Act of 1934

113

The 1934 Act regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.

4. The Internal Revenue Code

An investment company is generally an entity subject to federal income taxation under the Code. However, under the Code, an investment company may be relieved of federal taxes on income and gains it distributes to shareholders if it qualifies as a "regulated investment company" under the Code for federal income tax purposes and meets all other necessary requirements.

5. Other laws

The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as, for example, various state laws regarding the sale of the Fund's shares.

B. Outline of the Supervisory Authorities

Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC and state regulatory agencies or authorities.

1. The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Fund. The 1940 Act provides the SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the 1940 Act, and otherwise to enforce the provisions of the 1940 Act.

114

2. State authorities typically have broad authority to regulate the activities of brokers, dealers, or other persons directly or indirectly engaged in activities related to the offering and sale of securities to their residents or within their jurisdictions.

C. Offering Shares to the Public

An investment company ("investment company" or "fund") offering its shares to the public must meet a number of requirements, including, among other things, registration as an investment company under the 1940 Act; registration of the sale of its shares under the 1933 Act; registration of the fund, the sale of its shares, or both, with state securities regulators; delivery of a current prospectus to current or prospective investors; and so forth. Many of these requirements must be met not only at the time of the original offering of the fund's shares, but compliance must be maintained or updated from time to time throughout the life of the fund.

D. Ongoing Requirements

Under U.S. law, a fund that continuously offers its shares is subject to numerous ongoing requirements, including, but not limited to:

1. Updating its prospectus if it becomes materially inaccurate or misleading;

2. Annual update of its registration statement;

3. Filing semi-annual and annual financial reports with the SEC and distributing them to shareholders;

4. Annual trustee approval of investment advisory arrangements, distribution plans, underwriting arrangements, errors and omissions/director and officer liability insurance, foreign custody arrangements, and independent registered public accounting firm;

115

5. Maintenance of a code of ethics; and

6. Periodic board review of certain fund transactions, dividend payments, and payments under a fund's distribution plan.

III. Management of a Fund

The board of directors or trustees of a fund are responsible for generally overseeing the conduct of a fund's business. The officers and agents of a fund are generally responsible for the day-to-day operations of a fund. The trustees and officers of a fund may or may not receive a fee for their services.

The investment adviser to a fund is typically responsible for implementing the fund's investment program. The adviser typically receives a fee for its services based on a percentage of the net assets of a fund. Certain rules govern the activities of investment advisers and the fees they may charge. In the United States, investment advisers to investment companies must be registered under the Investment Advisers Act of 1940, as amended.

IV. Share Information

A. Valuation

Shares of a fund are generally sold at the net asset value next determined after an order is received by a fund, plus any applicable sales charges. A fund normally calculates its net asset value per share by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. Shares are typically valued as of the close of regular trading on the New York Stock Exchange (4:00 p.m., New York time) each day the Exchange is open.

B. Redemption

116

Shareholders may generally sell shares of a fund to that fund any day the New York Stock Exchange is open for business at the net asset value next computed after receipt of the shareholders' order. Under unusual circumstances, a fund may suspend redemptions, or postpone payment for more than seven days, if permitted by U.S. securities laws. A fund may charge redemption fees as described in its prospectus.

C. Transfer agency

The transfer agent for a fund typically processes the transfer of shares, redemption of shares, and payment and/or reinvestment of distributions.

V. Shareholder Information, Rights and Procedures for the Exercise of Such Rights

A. Voting Rights

Voting rights vary from fund to fund. In the case of many funds organized as Massachusetts business trusts, shareholders are entitled to vote on the election of trustees, approval of investment advisory agreements, underwriting agreements, and distribution plans (or amendments thereto), certain mergers or other business combinations, and certain amendments to the declaration of trust. Shareholder approval is also required to modify or eliminate a fundamental investment policy.

B. Dividends

Shareholders are typically entitled to receive dividends when and if declared by a fund's trustees. In declaring dividends, the trustees will normally set a record date, and all shareholders of record on that date will be entitled to receive the dividend paid.

C. Dissolution

Shareholders would normally be entitled to receive the net assets of a fund which were liquidated in accordance with the proportion of the fund's outstanding shares owned.

117

D. Transferability

Shares of a fund are typically transferable without restriction.

E. Right to Inspection

Shareholders of a Massachusetts business trust have the right to inspect the records of the trust as provided in the declaration of trust or as otherwise provided by applicable law.

VI. Tax Matters

The following is a brief summary of some of the important U.S. federal (and, where noted, state) income tax consequences affecting the Fund's shareholders who are not treated as "United States persons" under the Code, and who are not engaged in the conduct of a trade or business in the United States. Such shareholders are referred to in this discussion as "non-U.S. shareholders." The following discussion is very general and does not constitute tax advice. There may be other tax considerations applicable to such non-U.S. shareholders, including in particular Japanese resident shareholders under the United States-Japan tax treaty. Therefore, prospective investors are urged to consult their own tax advisors about the impact an investment in the Fund may have on their own tax situations.

Shareholders who are treated as United States persons and shareholders who hold Fund shares in connection with the conduct of a trade or business in the United States, should consult the tax discussion in the Fund's Prospectus and Statement of Additional Information. Shareholders residing in Japan should consult "Tax Treatment of Shareholders in Japan" for information regarding the Japanese tax consequences of investing in shares of the Fund. The following discussion is very general and subject to change.

To ensure compliance with requirements imposed by the United States Internal Revenue Service ("IRS"), the investors are hereby notified that the United States tax advice contained herein (i) is written in connection with the promotion or marketing

118

by the Fund of the transactions or matters addressed herein, and (ii) is not intended or written to be used, and cannot be used by any taxpayer, for the purpose of avoiding United States tax penalties. Each taxpayer should seek advice based on the taxpayer's particular circumstances from an independent tax advisor.

A. General

Taxation of the Fund and Its Shareholders Generally

The Fund intends to qualify each year as a regulated investment company ("RIC") under Subchapter M of the Code.

As a RIC qualifying to have its tax liability determined under Subchapter M, the Fund will not be subject to U.S. federal income tax on any of its net investment income or net realized capital gains that are distributed to its shareholders in a timely manner. In addition, as long as it qualifies as a RIC under the Code, under present Massachusetts law, the Fund is not subject to any excise or income taxes in Massachusetts.

In order to qualify as a RIC and to receive the favorable tax treatment accorded RICs and their shareholders, the Fund must, among other things,

(a) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and net income from interests in "qualified publicly traded partnerships" (as defined below) (collectively, “qualifying income”);

(b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of its total assets consists of cash, cash items, U.S. Government Securities, securities of other RICs and other securities limited in respect of any one issuer to a value not more than 5% of the value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested (x) in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same,

119

similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid – generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (a partnership (i) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of meeting the diversification requirement described in (b) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.

If the Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income distributed in a timely

120

manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If the Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax and, paying interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any) and its net capital gain. Any taxable income including any net capital gain retained by the Fund will be subject to tax at the Fund level at regular corporate rates. In the case of net capital gain, the Fund is permitted to designate the retained amount as undistributed capital gain in a timely notice to its shareholders who would then, in turn, be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund were to make this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund would be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

121

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income, and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) or late-year ordinary loss (generally, (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

If the Fund were to fail to distribute in a calendar year at least an amount generally equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year generally are treated as arising on January 1 of the following calendar year. Also, for these purposes, the Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. The Fund intends generally to make distributions sufficient to avoid the imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Net capital losses (that is, capital losses in excess of capital gains) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable year. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the fund retains or distributes such gains. If the Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent

122

taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. If the Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. The Fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period. See the Fund’s most recent annual shareholder report for the Fund’s available capital loss carryforwards as of the end of its most recently ended fiscal year.

U.S. Federal Income Taxation of Fund Distributions in General

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to loss carryforwards) that are properly reported by the Fund as capital gain dividends ("Capital Gain Dividends") will be taxable to shareholders as long-term capital gains. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income.

If the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

123

Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year.

Dividends and distributions on the Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased when the Fund’s net asset value - and, therefore, the price of the shares of the Fund - reflect gains that are either unrealized or are realized but not distributed. Such distributions may reduce the fair market value of the Fund’s shares below the shareholder’s cost basis in those shares. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.

Tax Implications of Certain Fund Investments:

Special Risks for Debt Obligations. Some debt obligations with a fixed maturity date of more than one year from the date of issuance and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance will be treated as debt obligations that are issued with original issue discount (OID”). Generally, the amount of the OID is treated as interest income and is included in the Fund’s income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full

124

repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from cash assets of the Fund or, if necessary, by disposition of portfolio securities, including at a time when it may not be advantageous to do so. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than they would in the absence of such transactions.

At risk or defaulted securities. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund.

U.S. tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, OID or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Foreign currency transactions. The Fund's transactions in non-U.S. currencies, non-U.S. currency-denominated debt securities and certain non-U.S. currency options, futures contracts or forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the non-U.S. currency concerned. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Passive Foreign Investment Companies. Equity investments by the Fund in certain "passive foreign investment companies" ("PFICs") could potentially subject the

125

Fund to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a "qualified electing fund" (i.e., make a "QEF election"), in which case the Fund will be required to include its share of the PFIC's income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

Other Derivatives, Hedging and Related Transactions. The Fund's transactions in derivative instruments (e.g., options, futures, forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund's securities, thereby affecting whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future

126

guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

Book-Tax Differences. Certain of the Fund's investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund's transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If such a difference arises, and the Fund's book income is less than the sum of its taxable income and net tax-exempt income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment. In the alternative, if the Fund's book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient's basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Foreign Taxation. Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes.

If more than 50% of the Fund's assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their U.S. federal income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. Shareholders that are not subject to U.S. federal income tax generally will receive no benefit from any tax credit or deduction passed through by the Fund.

127

Sale or Redemption of Shares:

The sale or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. Further, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical shares are purchased, including by means of dividend reinvestment, within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

B. U.S. Tax Treatment of Non-U.S. Shareholders

Absent a specific statutory exemption, dividends other than Capital Gain Dividends paid by the Fund to non-U.S. shareholders will generally be subject to withholding of U.S. federal income tax at a rate of 30% unless an applicable income tax treaty reduces or eliminates the withholding tax and the non-U.S. shareholder complies with certain certification requirements. For residents of Japan, the withholding tax rate applicable to dividends paid by the Fund will generally be subject to withholding of U.S. federal income tax at a reduced rate of 10% under the United States-Japan tax treaty. These dividends are subject to withholding even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a non-U.S. shareholder directly, would not be subject to withholding. Notwithstanding the above, as described in more detail immediately below, distributions of properly reported Capital Gain Dividends, Interest-Related Dividends and Short-Term Capital Gain Dividends (the latter two defined below) will generally not be subject to withholding of U.S. federal income tax (but may be subject to backup withholding).

128

For distributions with respect to taxable years of the Fund beginning before January 1, 2012, the Fund is not required to withhold any amounts (i) with respect to distributions from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual non-U.S. shareholder, to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders ("Interest-Related Dividends"), and (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders ("Short-Term Capital Gain Dividends"). This exception to withholding for Interest-Related Dividends does not apply to distributions to a non-U.S. shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the non-U.S. shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the non-U.S. shareholder and the non-U.S. shareholder is a controlled foreign corporation. The exception to withholding for Short-Term Capital Gain dividends does not apply to (A) distributions to an individual non-U.S. shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions subject to special rules regarding the disposition of U.S. real property interests. The Fund is permitted to report such part of its dividends as Interest-Related Dividends and/or Short-Term Capital Gain Dividends as are eligible, but is not required to do so. The exemption from withholding for Interest-Related Dividends and Short-Term Capital Gain Dividends has expired for distributions with respect to taxable years of the Fund beginning on or after January 1, 2012, unless Congress enacts legislation providing otherwise.

In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an Interest-Related Dividend or Short-Term Capital Gain Dividend to shareholders. Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.

129

Under U.S. federal tax law, a beneficial holder of shares who is a non-U.S. shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on a Capital Gain Dividend. However, a shareholder may be subject to U.S. federal income tax if (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met.

If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. As noted above, residents of Japan are entitled to a reduced withholding tax rate under the United States-Japan tax treaty. More generally, non-U.S. shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a non-U.S. shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Non-U.S. shareholders of the Fund should consult their tax advisers in this regard.

Special rules (including withholding and reporting requirements) apply to non-U.S. partnerships and those holding Fund shares through non-U.S. partnerships. Additional considerations may apply to non-U.S. trusts and estates. Investors holding Fund shares through non-U.S. entities should consult their tax advisors about their particular situation.

A non-U.S. shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Tax Shelter Reporting Regulations:

Under Treasury regulations, if a shareholder who is required to file a U.S. tax return recognizes a loss of $2 million or more for an individual shareholder or $10

130

million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding:

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2012. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2012, unless Congress enacts tax legislation providing otherwise.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Certain Reporting and Withholding Requirements:

Rules enacted in March 2010 require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments ("withholdable payments"), beginning in 2014 or 2015, depending on the type of payment. Specifically, withholdable payments subject to this 30% withholding tax include payments of U.S.-source dividends and interest made on or after January 1, 2014, and payments of gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest made on or after January 1, 2015.

131

The IRS has issued preliminary guidance with respect to these rules; this guidance is potentially subject to material change. Very generally, it is possible that all or a portion of distributions made by the Fund on or after the dates noted above (or such later dates as may be provided in future guidance) to a shareholder including a distribution in redemption of shares and a distribution of income or gains otherwise exempt from withholding under the rules applicable to non-U.S. shareholders described above (e.g., Capital Gain Dividends and Short-Term Capital Gain and Interest-Related Dividends, as described above), will be subject to the 30% withholding requirement. Payments will generally not be subject to withholding under these rules so long as shareholders provide the Fund with certifications or other documentation as the Fund may request including, to the extent required, with regard to their direct and indirect owners. Payments to a non-U.S. shareholder that is a "foreign financial institution" (as defined under these rules) will generally be subject to withholding unless such shareholder (i) enters into, and provides certification to the Fund of, a valid and timely information reporting and withholding agreement with the IRS to report, among other requirements, required information including about certain direct and indirect U.S. investors or U.S. accounts, or (ii) otherwise complies with applicable guidance. Persons investing in the Fund through an intermediary should contact their intermediary regarding the application of this reporting and withholding regime to their investments in the Fund.

Shareholders are urged to consult a tax advisor regarding this reporting and withholding regime, in light of their particular circumstances.

The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific U.S. federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local and non-U.S. tax law and any proposed tax law changes.

VII. Important Participants in Offering of Mutual Fund Shares

A. Investment Company

132

Certain pooled investment vehicles qualify as investment companies under the 1940 Act. There are open-end investment companies (those which offer redeemable securities) and closed-end investment companies (any others).

B. Investment Adviser/Administrator

The investment adviser is typically responsible for the implementation of an investment company's investment program. It, or another affiliated or unaffiliated entity, may also perform certain record keeping and administrative functions.

C. Underwriter

An investment company may appoint one or more principal underwriters for its shares. The activities of such a principal underwriter are generally governed by a number of legal regimes, including, for example, the 1940 Act, the 1933 Act, the 1934 Act, and state laws.

D. Transfer Agent

A transfer agent performs certain bookkeeping, data processing, and administrative services pertaining to the maintenance of shareholder accounts. A transfer agent may also handle the payment of any dividends declared by the trustees of a fund.

E. Custodian

A custodian's responsibilities may include, among other things, safeguarding and controlling a fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on a fund's investments.

133

IV. FORM OF FOREIGN INVESTMENT FUND UNITS

Main items to be set forth on the share certificate of the Fund (if issued) are as follows:

(1) Front

a. Name of the Fund
b. Number of Shares represented
c. Signatures of the President and Investor Servicing Agent
d. Description stating that the Declaration of Trust applies to shareholders and assignees thereon

(2) Back

a. Space for endorsement

b. Description concerning delegation of transfer agency

V. MISCELLANEOUS

(1) The logos and ornamental design may be used and the formation of the Fund and the date when Japanese Prospectuses are available may be described on the cover pages of Japanese Prospectuses.

(2) (There are two kinds of Japanese Prospectuses.) Mandatory Prospectuses may be named "Toushishintaku Setsumeisho (Kofu-Mokuromisho)" in Japanese and Prospectuses on Request may be named "Toushishintaku Setsumeisho (Seikyu-Mokuromisho)" in Japanese.

(3) The followings may be described in the Prospectuses:

(i) that the Prospectuses are in accordance with Article 13 of Financial Instruments and Exchange Law of Japan;

(ii) that investors are to read the Prospectuses carefully before their application for subscription;

(iii) that Prospectuses on Request including the detailed information concerning the Fund will be delivered by the Distributor upon request by investors;

(iv) that Prospectuses on Request can be available for review on the Distributor's web site;

(v) that only the summary of investment restrictions is described in Mandatory Prospectuses, the detailed information on investment restrictions is described in Prospectuses on Request and that the Securities Registration Statement of the Fund which is disclosed on the EDINET website at http://info.edinet-fsa.go.jp/; and

134

(vi) that the stipulation of Article 37-6 (the so-called "cooling-off") of the Financial Instruments and Exchange Law does not apply to transactions to be made in relation to the Fund.

(4) The followings may be described as the investment risks in the Mandatory Prospectuses:

"Investors may incur losses of their principal invested due to the decrease of net asset value per unit of the Fund. Where a purchase involves a foreign exchange transaction (e.g. conversion from Japanese yen), it may be subject to the fluctuation of currency values and investors might suffer a financial loss if, due to exchange rate fluctuations, net asset value falls below the investment principal on the Japanese Yen exchange rate base. All profit and loss arising in respect of the assets managed by the Fund are attributable to the Unitholders. There is no assurance that the capital invested in the Fund will be secured. Investment funds are different from saving deposits."